UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

O’REILLY AUTOMOTIVE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

68 YEARS
1957 • 2025

O'Reilly AUTO PARTS

NOTICE OF

2025

ANNUAL MEETING & PROXY STATEMENT

233 South Patterson Avenue, Springfield, Missouri 65802

DEAR SHAREHOLDERS:
GREG HENSLEE Executive Chairman of the Board

On behalf of the Board of Directors, and all of Team O’Reilly, we thank you for your continued support of O’Reilly Auto Parts.  We have a long history of proactive engagement with you, our shareholders.  We seek to continually enhance our disclosures and practices on a host of issues ranging from human capital management to governance matters.  We believe you will find the further enhancements within this proxy statement meaningful and consistent with our focus on relevant and transparent disclosures.

Team O’Reilly takes great pride in annually delivering outstanding returns to our shareholders.  Our full-year 2024 comparable store sales increase of 2.9% is a testament to the hard work and dedication of our over 93,000 Team Members.  This sustainable, profitable growth was supplemented by $2.1 billion in share repurchases and resulted in a 6% increase in diluted earnings per share.  We look forward to the opportunity to continue our track record of generating strong returns for you in the coming year.

We would also like to recognize Larry O’Reilly and Andrea Weiss, who are not standing for re-election.  The Board would like to thank Larry and Andrea for their years of service and the contributions that they have made to the Board and the Company.  We wish them the best in the future.

You are cordially invited to attend the 2025 Annual Meeting of Shareholders of O’Reilly Automotive, Inc. to be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025 on Thursday, May 15, 2025, at 9:00 a.m. Central Time. You will find information regarding the meeting in the enclosed Notice of Annual Meeting of Shareholders, including proposals on which you will be asked to vote.

It is important that your shares be represented at the meeting.  Whether or not you plan to attend via the live audio webcast, please complete, sign, date, and return the enclosed proxy card in the envelope provided at your earliest convenience or vote via telephone or Internet using the instructions on the proxy card.

Sincerely,

March 31, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME	PLACE	RECORD DATE
Thursday, May 15, 2025, 9:00 a.m. Central Time	The Annual Meeting will be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025.	Close of business on March 6, 2025

ITEMS OF BUSINESS

PROPOSAL	BOARD RECOMMENDATION
1 Elect as Directors the nine nominees named in the attached proxy statement.	FOR
2 Conduct an advisory (non-binding) vote to approve executive compensation.	FOR
3 Consider and act upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock for the primary purpose of effecting a 15-for-1 stock split.	FOR
4 Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2025.	FOR
5 Consider and act upon a shareholder proposal, if properly presented at the Annual Meeting.	AGAINST
Transact such other germane business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 6, 2025, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.  A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available during usual business hours at the office of the Corporate Secretary, Julie Gray, at 455 South Patterson Avenue, Springfield, Missouri 65802, to be examined by any shareholder for any purpose reasonably related to the Annual Meeting for ten days prior to the date thereof.  The list will also be electronically available for examination throughout the course of the meeting.

A copy of the Company’s Annual Shareholders’ Report for fiscal year 2024 accompanies this notice.

By Order of the Board of Directors,

Julie Gray

Secretary

Springfield, Missouri

March 31, 2025

YOUR VOTE IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING.

Even if you own only a few shares, and whether or not you expect to virtually attend the meeting, we request you mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope provided or vote your shares by telephone or Internet as directed on the enclosed proxy card.  Telephone and Internet voting for shareholders of record will be available 24 hours a day and will close on Wednesday, May 14, 2025, at 11:59 p.m. Eastern Time.

i | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

O’REILLY AUTOMOTIVE, INC.

233 South Patterson Avenue

Springfield, Missouri 65802

PROXY SUMMARY

The enclosed proxy is solicited by the Board of Directors (the “Board”) of O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”), for use at the Annual Meeting of Shareholders (“Annual Meeting”) to be held in a virtual only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025 on Thursday, May 15, 2025, at 9:00 a.m., Central Time, and at any adjournments thereof.

Whether or not you expect to virtually attend the meeting, please return your executed proxy card in the enclosed postage-paid envelope or vote via telephone or Internet, using the instructions discussed below and on the proxy card, and the shares represented thereby will be voted in accordance with your instructions.  References to the Company’s website and the contents thereof do not constitute incorporation by reference of the information contained on the Company’s website, and such information is not part of this proxy statement. The proxy statement and the accompanying proxy card is expected to first begin mailing to shareholders on or about March 31, 2025.

MEETING INFORMATION

DATE AND TIME	PLACE	RECORD DATE
Thursday, May 15, 2025, 9:00 a.m. Central Time	The Annual Meeting will be held in a virtual-only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025.	Close of business on March 6, 2025

VOTING

INTERNET	TELEPHONE	MAIL	AT THE MEETING
Vote on the Internet by visiting www.proxyvote.com.	Using any touch-tone telephone, you may vote your shares by dialing toll-free: 1-800-690-6903.	Mark, sign, and date your proxy card and return it in the postage paid envelope provided.	Vote at the Annual Meeting using the 16-digit control number included on your proxy card, voting instruction form or Important Notice Regarding the Availability of Proxy Materials.

ITEMS OF BUSINESS

PROPOSAL	BOARD RECOMMENDATION	PAGE
1 Elect as Directors the nine nominees named in the attached proxy statement.	FOR	5
2 Conduct an advisory (non-binding) vote to approve executive compensation.	FOR	15
3 Consider and act upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock for the primary purpose of effecting a 15-for-1 stock split.	FOR	16
4 Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2025.	FOR	18
5 Consider and act upon a shareholder proposal, if properly presented.	AGAINST	20

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 1

PROXY SUMMARY

KEY 2024 PERFORMANCE METRICS

2.9%⏶	6%⏶	$3.05B
Increase in Full-Year Comparable Store Sales	Increase in Full-Year Diluted Earnings per Share	Full-Year Cash Flow from Operations

HIGHLIGHTS

FINANCIAL & OPERATIONAL HIGHLIGHTS, FULL-YEAR 2024

•

32nd consecutive year of positive comparable store sales increases.

•

Operating profit dollars of $3.25B.

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$40.66 diluted earnings per share.

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Reinvested $1.02B into the business through capital expenditures.

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Returned excess capital of $2.08B through share repurchase program.

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5-year total shareholder return of 171%.

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198 net, new store growth across the U.S., Puerto Rico, Mexico, and Canada and 23 stores acquired in Canada.

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Total store count increased to 6,378 stores in 48 U.S. states, Puerto Rico, Mexico, and Canada.

•

Entered Canadian market with acquisition of Groupe Del Vasto.

For more information, see:  O’Reilly’s 2024 Form 10-K, available on the Company’s website at www.OReillyAuto.com.

THE O'REILLY CULTURE

•

Our Company is built on the foundation of the O'Reilly Culture.

•

Our Culture is what sets us apart from our competitors and drives our success.

•

Live Green is to live the O’Reilly Culture, to subscribe to the O’Reilly Culture Values and instill these principles in other Team Members every day.

•

Meetings at O’Reilly begin with a Culture statement, to remind us of our commitment to our customers and our Team Members.

•

O’Reilly Team Member Culture Values & Supporting Behaviors:

COMMITMENT O’Reilly is committed to our customers and our team members.	EXPENSE CONTROL Focus on controlling expenses at all times.	RESPECT Treat others as you would like to be treated.	DEDICATION Focus your efforts on doing your best for the Company.

HARD WORK Work harder and smarter than our competition.	SAFETY/ WELLNESS Practice safe choices and healthy habits at work and at home.	ENTHUSIASM Let your passion and determination help you and O’Reilly succeed.	HONESTY Be honest in your dealings with O’Reilly, fellow team members, and our customers.

TEAMWORK Build and be part of a positive team.	EXCELLENT CUSTOMER SERVICE Make it your priority to deliver extraordinary, above and beyond service.	PROFESSIONALISM Take pride in your responsibilities and abilities as a professional parts person.	WIN-WIN ATTITUDE Work with a positive attitude to help everyone succeed.

2 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROXY SUMMARY

HUMAN CAPITAL MANAGEMENT

•

Over 93,000 Team Members.

•

Our philosophy is to “promote from within,” and we aggressively prioritize personal career development.

•

Augment “promote from within” by pursuing strategic hires with specific technical proficiency or subject matter expertise.

•

Variety of backgrounds and experiences represented on the Board.

•

Sought feedback through the Voice of the Team Member engagement survey.

For more information, see:  O’Reilly’s 2024 Form 10-K or 2023 Environmental, Social, and Governance Report, both are available on the Company’s website at www.OReillyAuto.com.

EXECUTIVE COMPENSATION

•

Executive compensation is focused on variable, performance-based incentives.

•

Compensation plans are balanced between short-term and long-term objectives to not encourage excessive risk-taking.

•

Equity-based compensation and stock ownership policies further align management incentives to shareholder value.

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Shareholder support for Say-On-Pay vote over 90% last year.

•

Clawback policy requiring disgorgement of erroneously awarded compensation.

For more information, see: the “Compensation of Executive Officers” section of this proxy statement.

CORPORATE GOVERNANCE PRACTICES

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Board Leadership consists of Chairman and Lead Independent Director.

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Chief executive officer and chairman are separate positions.

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Committees made up entirely of Independent Directors.

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Directors required to meet stock ownership requirements.

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Clawback policy requiring disgorgement of erroneously awarded compensation.

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Policy to preclude pledging or hedging practices.

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Election method for all Board members by majority vote.

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One class of outstanding shares with each share entitled to one vote.

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No poison pill.

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Majority vote required to amend bylaws or charter.

•

Bylaws support shareholder proxy access.

For more information, see:  the “Compensation Governance” and “Compensation Program Details” sections of this proxy statement.

SHAREHOLDER ENGAGEMENT

•

We value shareholders’ perspectives and feedback and pursue year-round engagement through Board access and executive and senior management, investor relations, and corporate governance team outreach efforts.

•

Hosted our on-site biennial event in August of 2024, where invited investors engaged with executive management and met a cross-section of our Teams.

For more information, see:  O’Reilly’s 2023 Environmental, Social, and Governance Report, available on the Company’s website at www.OReillyAuto.com.

The contents of any websites, reports, or other materials are not, and will not be deemed to be, a part of this proxy statement, or incorporated by reference into this proxy statement or any of our other filing with the Securities and Exchange Commission.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 3

PROXY SUMMARY

DIRECTOR NOMINEES

				COMMITTEE MEMBERSHIP
NAME OF DIRECTOR NOMINEE	AGE	DIRECTOR SINCE	INDEPENDENT	AUDIT	HUMAN CAPITAL AND COMPENSATION	CORPORATE GOVERNANCE/ NOMINATING
GREG HENSLEE Affiliated Director and Executive Chairman of the Board	64	2017
DAVID O’REILLY Affiliated Director and Executive Vice Chairman of the Board	75	1972
THOMAS T. HENDRICKSON Lead Independent Director Independent Director of the Board	70	2010		C
KIMBERLY A. DEBEERS Independent Director Nominee	56	-	
GREGORY D. JOHNSON Affiliated Director of the Board	59	2024
JOHN R. MURPHY Independent Director of the Board	74	2003			C
DANA M. PERLMAN Independent Director of the Board	44	2017				C
MARIA A. SASTRE Independent Director of the Board	69	2020	
FRED WHITFIELD Independent Director of the Board	66	2021	

  Member     C Chair

KNOWLEDGE & SKILLS

LEADERSHIP

▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐
Public Board Experience	Leadership	Strategic Planning
OPERATIONAL

▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐
Retail Industry	Automotive Aftermarket Industry	Financial Expert

▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐
Human Capital Management	International	Omnichannel

▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐
Technology	Supply Chain	Real Estate
GOVERNANCE

▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐	▐▐▐▐▐▐▐▐▐
Risk Management	Regulatory	Business Ethics & Responsibility

4 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ELECTED NOMINEES.

Information about the Director Nominees

The Company’s Bylaws and Amended and Restated Articles of Incorporation provide for the annual election of Directors.  The Board has nominated Greg Henslee, David O’Reilly, Thomas T. Hendrickson, Kimberly A. deBeers, Gregory D. Johnson, John R. Murphy, Dana M. Perlman, Maria A. Sastre, and Fred Whitfield as Directors for a one-year term expiring at the Company’s 2026 Annual Meeting of Shareholders.

The following identifies

I.	His or her present positions and offices with the Company, if applicable.
II.	His or her age.
III.	The year in which he or she was first elected or appointed a Director (each serving continuously since first elected or appointed, unless otherwise stated).
IV.	The business experience and principal occupation for at least the last five years of each of the nominees.
V.	The qualifications and skills, which the Director possesses, that qualify him or her for service on the Company’s Board.
VI.	His or her directorships for at least the last five years in any company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940 (as specifically noted), as applicable.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 5

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 64 DIRECTOR SINCE: 2017 CURRENT TERM: Expires in 2025 COMMITTEES: None	GREG HENSLEE Affiliated Director and Executive Chairman of the Board

EXPERIENCE

●
Chief Executive Officer of O’Reilly Automotive, Inc. from 2005 to 2018.
●
President of O’Reilly Automotive, Inc. from 2012 to 2017.
●
Co-President of O’Reilly Automotive, Inc. from 1999 to 2012.
●
Senior Vice President of Information Systems, Inventory Control, Customer Service, Computer Operations, Pricing and Loss Prevention of O’Reilly Automotive, Inc. from 1998 to 1999.
●
Vice President of Store Operations of O’Reilly Automotive, Inc. from 1995 to 1998.

REASON FOR NOMINATION

Mr. Henslee is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 40 years of leadership and operational experience in the automotive aftermarket industry.  Mr. Henslee also has subject matter knowledge in a number of important areas, including over 40 years in all capacities of the Company’s operations, retail and e-commerce operations, human capital management, strategic business development, and risk assessment and management.  Mr. Henslee also brings significant corporate governance experience.  Notably, during Mr. Henslee’s tenure, he led the Company through the largest acquisition in its history, expanding the Company into the western U.S., which firmly established the Company as a nationwide business.  Additionally, Mr. Henlsee has held leadership positions on various automotive aftermarket organizations and associations.

Mr. Henslee’s extensive experience within, and breadth of knowledge of, the Company’s operations enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding the automotive aftermarket industry and the Company’s business operations.

SKILLS:
Leadership	Technology
Strategic Planning	Supply Chain
Retail Industry	Real Estate
Automotive Aftermarket Industry	Risk Management
Human Capital Management

6 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 75 DIRECTOR SINCE: 1972 CURRENT TERM: Expires in 2025 COMMITTEES: None	DAVID O’REILLY Affiliated Director and Executive Vice Chairman of the Board

EXPERIENCE

●
Chief Executive Officer of O’Reilly Automotive, Inc. from 1993 to 2005.
●
President of O’Reilly Automotive, Inc. from 1993 to 1999.
●
Vice President of O’Reilly Automotive, Inc. from 1975 to 1993.

REASON FOR NOMINATION

Mr. O’Reilly is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 50 years of leadership and operational experience in the automotive aftermarket industry.  Mr. O’Reilly also has subject matter knowledge in a number of important areas, including over 50 years in all capacities of the Company’s retail and professional customer operations, supply chain management, strategic business development, and risk assessment and management.  Mr. O’Reilly also brings significant corporate governance experience.  During Mr. O’Reilly’s tenure, he led the Company through its initial public offering, establishing the platform for Company’s outstanding growth over the last 30 years.  Additionally, Mr. O’Reilly has been a pioneer for the automotive industry, joining in the formation of and serving on numerous automotive aftermarket organizations, associations, and alliances.

Mr. O’Reilly’s extensive experience within, and breadth of knowledge of, the Company’s operations enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding the automotive aftermarket industry and the Company’s business operations.

SKILLS:
Leadership	Risk Management
Strategic Planning	Regulatory
Retail Industry	Business Ethics & Responsibility
Automotive Aftermarket Industry
Supply Chain

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 7

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 70 DIRECTOR SINCE: 2010 CURRENT TERM: Expires in 2025 INDEPENDENT LEAD DIRECTOR SINCE: 2024 COMMITTEES: ● Audit Committee (Chair) ● Corporate Governance/Nominating Committee	THOMAS T. HENDRICKSON Independent Director of the Board

EXPERIENCE

●
Chief Administrative Officer, Chief Financial Officer and Treasurer of Sports Authority, Inc. (American sporting goods retailer) from 2003 until retirement in 2014.
●
Executive Vice President, Chief Financial Officer, and Treasurer of Gart Sports Company (American sporting goods retailer) from 1998 to 2003.
●
Senior Vice President and Chief Financial Officer of Sportmart, Inc. (American sporting goods retailer) from 1995 to 1997.
●
Vice President of Finance and Chief Financial Officer of Sportmart, Inc. from 1993 to 1995.
●
Divisional Vice President and Controller of Miller’s Outpost Stores (retailer specializing in apparel to young consumers) from 1987 to 1992.

REASON FOR NOMINATION

Mr. Hendrickson is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 30 years of leadership and operational experience from the retail industry.  Mr. Hendrickson also has subject matter knowledge in a number of important areas, including accounting and finance, mergers and acquisitions, brand management and strategies, strategic business development, and risk assessment and management.  Mr. Hendrickson also brings significant corporate governance and public company board experience.  During his over 20 years as a chief financial officer, Mr. Hendrickson’s financial expertise and leadership were essential to navigate three separate mergers and acquisitions, which resulted in one of the largest full-line sporting goods retailers in the U.S. at that time.  Additionally, as a certified public accountant with experience in a variety of financial and accounting positions, including decades of experience as a chief financial officer, Mr. Hendrickson has considerable financial expertise and is qualified as an audit committee financial expert.

Mr. Hendrickson’s extensive experience and breadth of knowledge enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding all key areas of a retail business, as well as financial expertise that is an asset to the Board.

SKILLS:		CURRENT PUBLIC DIRECTORSHIPS: ● Ollie’s Bargain Outlet Holdings, Inc. (OLLI), since 2015 PRIOR PUBLIC BOARD SERVICE: ● Snap One Holdings Corp. (SNPO), since 2022 to 2024
Public Board Experience	Technology
Leadership	Supply Chain
Strategic Planning	Real Estate
Retail Industry	Risk Management
Financial Expert	Regulatory

8 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 56 DIRECTOR NOMINEE * COMMITTEES: None	KIMBERLY A. DEBEERS Independent Director Nominee

EXPERIENCE

●
Partner at Skadden, Arps, Slate, Meagher & Flom LLP (multinational law firm) from 2004 until retirement in February of 2025.
●
Associate at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2004.

REASON FOR NOMINATION

Ms. deBeers is being nominated for election as a Director because, in addition to her overall professional background, she brings more than 20 years of leadership and operational experience in legal practice, advising clients on a broad range of strategic matters.  Ms. deBeers also has subject matter knowledge in a number of important areas, including securities and general corporate law, domestic and cross-border mergers and acquisitions, debt and capital markets, strategic business development, and risk assessment and management.  Ms. deBeers also brings significant corporate governance experience.  During her career, Ms. deBeers has advised public and private companies on a wide variety of significant business transactions and corporate governance matters.  Additionally, Ms. deBeers served in various leadership positions at Skadden, including as head of the M&A/Corporate Group in Skadden’s Chicago office and as a member of Skadden’s Policy Committee, the firm’s highest global governing body.

Ms. deBeers’ extensive experience and breadth of knowledge enables her to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding the regulatory responsibilities of our global business operations.

SKILLS:
Leadership	Risk Management
Strategic Planning	Regulatory
Human Capital Management	Business Ethics & Responsibility
International
Real Estate

* Ms. deBeers was recommended by the Lead Independent Director of the Board.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 9

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 59 DIRECTOR SINCE: 2024 CURRENT TERM: Expires in 2025 COMMITTEES: None	GREGORY D. JOHNSON Affiliated Director of the Board

EXPERIENCE

●
Chief Executive Officer of O’Reilly Automotive, Inc. from 2018 to 2024.
●
President of O’Reilly Automotive, Inc. from 2022 to 2023.
●
Co-President of O’Reilly Automotive, Inc. from 2017 to 2022.
●
Executive Vice President of Supply Chain of O’Reilly Automotive, Inc. from 2014 to 2017.
●
Senior Vice President of Distribution Operations of O’Reilly Automotive, Inc. from 2007 to 2014.
●
Vice President of Distribution of O’Reilly Automotive, Inc. from 2005 to 2007.

REASON FOR NOMINATION

Mr. Johnson is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 40 years of leadership and operational experience in the automotive aftermarket industry.  Mr. Johnson also has subject matter knowledge in a number of important areas, including over 20 years in the Company’s operations, all capacities of supply chain operations and management, global retail and e-commerce operations, strategic business development, and risk assessment and management.  Mr. Johnson also brings significant corporate governance experience.  Notably, during Mr. Johnson’s tenure, he was pivotal in the expansion of the Company’s industry-leading competitive advantage in inventory availability and led the Company through its first international expansion, establishing the Company as a multinational operation.  Additionally, Mr. Johnson has held leadership positions on various automotive aftermarket organizations and associations.

Mr. Johnson’s extensive experience within, and breadth of knowledge of, the Company’s operations enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding the automotive aftermarket industry and the Company’s business operations.

SKILLS:
Leadership	Technology
Strategic Planning	Supply Chain
Retail Industry	Risk Management
Automotive Aftermarket Industry
Human Capital Management

10 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 74 DIRECTOR SINCE: 2003 CURRENT TERM: Expires in 2025 COMMITTEES: ● Audit Committee ● Human Capital and Compensation Committee (Chair)	JOHN R. MURPHY Independent Director of the Board

EXPERIENCE

●
Interim Chief Financial Officer of Summit Materials, Inc. (construction materials supplier) for 2013.
●
Senior Vice President and Chief Financial Officer of Smurfit-Stone Container Corporation (global paperboard and paper-based packaging manufacturer) from 2009 to 2010.
●
President and Chief Executive Officer of Accuride Corporation, Inc. (manufacturer and supplier of commercial vehicle components) from 2007 to 2008.
●
President and Chief Operating Officer of Accuride Corporation, Inc. for 2007.
●
President and Chief Financial Officer of Accuride Corporation, Inc. for 2006.
●
Executive Vice President and Chief Financial Officer of Accuride Corporation, Inc. from 1998 to 2006.
●
Executive Vice President, Administration/Chief Financial Officer / Corporate Secretary of North American Stainless, Inc. (stainless steel producer) from 1994 to 1997.

REASON FOR NOMINATION

Mr. Murphy is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 15 years of leadership and operational experience from the manufacturing, wholesale, and automotive aftermarket industries.  Mr. Murphy also has subject matter knowledge in a number of important areas, including accounting and finance, human capital management, mergers and acquisitions, strategic business development, and risk assessment and management.  Mr. Murphy also brings significant corporate governance and public company board experience.  Throughout his career, Mr. Murphy was an instrumental leader, he has led teams through an initial public offering and spearheaded a successful financial and organizational restructuring.  Additionally, as a certified public accountant with experience in a variety of financial and accounting positions, including a decade of experience as a chief financial officer, Mr. Murphy has considerable financial expertise and is qualified as an audit committee financial expert.

Mr. Murphy’s extensive experience and breadth of knowledge enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding talent management and development, as well as financial expertise that is an asset to the Board.

SKILLS:

CURRENT PUBLIC DIRECTORSHIPS:

●
Cadrenal Therapeutics, Inc. (CVKD), since 2023

PRIOR PUBLIC BOARD SERVICE:

●
Summit Materials, Inc. (SUM), 2012 to 2024
●
Apria, Inc. (APR), 2019 to 2022
●
Graham Packaging Company Inc. (GRM), 2011
●
Accuride Corporation, Inc. (ACW), 2008

Public Board Experience	International
Leadership	Technology
Strategic Planning	Supply Chain
Financial Expert	Risk Management
Human Capital Management	Business Ethics & Responsibility

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 11

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 44 DIRECTOR SINCE: 2017 CURRENT TERM: Expires in 2025 COMMITTEES: ● Audit Committee ● Corporate Governance/Nominating Committee (Chair)	DANA M. PERLMAN Independent Director of the Board

EXPERIENCE

●
Chief Growth and Operations Officer of G-III Apparel Group Ltd. (global apparel company) since 2024.
●
Chief Strategy Officer and Treasurer of PVH Corp. (American clothing company) from 2021 to 2022.
●
Senior Vice President, Treasurer, Business Development and Investor Relations of PVH Corp. from 2011 to 2020.
●
Director of Investment Banking Retail Group of Barclays Investment Bank (global financial services firm) from 2008 to 2011.
●
Vice President of Investment Banking Retail Group of Lehman Brothers (global financial services firm) from 2005 to 2008.

REASON FOR NOMINATION

Ms. Perlman is being nominated for re-election as a Director because, in addition to her overall professional background and prior service to the Board, she brings more than 20 years of leadership and operational experience from the global retail industry.  Ms. Perlman also has subject matter knowledge in a number of important areas, including finance, mergers and acquisition, global retail and e-commerce operations, brand management and strategies, supply chain and information technology operations, strategic business development, and risk assessment and management.  Ms. Perlman also brings significant corporate governance and public company board experience.  Throughout her career, Ms. Perlman has established herself as a leader and partner at the top levels of management.  Ms. Perlman has extensive experience in senior financial leadership positions in publicly traded companies, and her considerable financial expertise qualifies her as an audit committee financial expert.  Additionally, Ms. Perlman was recognized as one of most influential corporate board directors by WomenInc. in 2018 and 2023.

Ms. Perlman’s extensive experience and breadth of knowledge enables her to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding global, retail, and omnichannel operations, as well as financial expertise that is an asset to the Board.

SKILLS:		PRIOR PUBLIC BOARD SERVICE: ● Sigma Lithium Corporation (SGML), 2022 to 2023
Public Board Experience	International
Leadership	Omnichannel
Strategic Planning	Technology
Retail Industry	Supply Chain
Financial Expert	Risk Management

12 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 69 DIRECTOR SINCE: 2020 CURRENT TERM: Expires in 2025 COMMITTEES: ● Human Capital and Compensation Committee ● Corporate Governance/Nominating Committee	MARIA A. SASTRE Independent Director of the Board

EXPERIENCE

●
President and Chief Operating Officer of Signature Flight Support Corporation (fixed based operation and distribution network for private aviation services) from 2013 until retirement in 2018.
●
Chief Operating Officer of Signature Flight Support Corporation from 2010 to 2012.
●
President and Chief Executive Officer of Take Stock in Children, Inc. (non-profit organization) from 2009 to 2010.
●
Vice President of Marketing and Sales for Latin America & Caribbean of Royal Caribbean Cruises LTD (global cruise line) from 2005 to 2008.
●
Vice President of Hotel Operations of Royal Caribbean Cruises LTD from 2000 to 2004.
●
Vice President of Worldwide Customer Satisfaction of United Airlines, Inc. (commercial air transportation) from 1999 to 2000.
●
Vice President of Latin America, Caribbean & Miami International Operations of United Airlines, Inc. from 1995 to 1998.

REASON FOR NOMINATION

Ms. Sastre is being nominated for re-election as a Director because, in addition to her overall professional background and prior service to the Board, she brings more than 25 years of leadership and operational experience from the global travel and tourism industry.  Ms. Sastre also has subject matter knowledge in a number of important areas, including brand management and strategies, global retail and e-commerce operations, mergers and acquisitions, strategic business development, and risk assessment and management.  Ms. Sastre also brings significant corporate governance and public company board experience.  Through her career of senior executive leadership in consumer-facing businesses, Ms. Sastre has led teams in all aspects of operations, driven organizational change through mergers, acquisitions, transformations and integrations, and managed strategic growth across multiple emerging markets.  Additionally, Ms. Sastre was named one of America’s top public company directors by the National Association of Corporate Directors in 2022.

Ms. Sastre’s extensive experience and breadth of knowledge enables her to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding global, consumer-facing service operations and navigating regulatory business environments.

SKILLS:

CURRENT PUBLIC DIRECTORSHIPS:

●
General Mills, Inc. (GIS), since 2018

PRIOR PUBLIC BOARD SERVICE:

●
Kalera Public Limited Company (KAL), 2022
●
Darden Restaurants, Inc. (DRI), 1998 to 2014
●
Gaylord Entertainment Company (GET), 2008
●
Laidlaw International, Inc. (LI), 2003 to 2007

Public Board Experience	Technology
Leadership	Real Estate
Strategic Planning	Risk Management
International	Regulatory
Omnichannel

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 13

PROPOSAL 1 – ELECTION OF DIRECTORS

AGE: 66 DIRECTOR SINCE: 2021 CURRENT TERM: Expires in 2025 COMMITTEES: ● Human Capital and Compensation Committee ● Corporate Governance/Nominating Committee	FRED WHITFIELD Independent Director of the Board

EXPERIENCE

●
President, Vice Chairman, Alternate Governor and Minority Owner of Hornets Sports & Entertainment (American entertainment and sports company) from 2018 until his retirement in 2023.
●
President, Chief Operating Officer and Alternate Governor and Minority Owner of Hornets Sports & Entertainment from 2014 to 2018.
●
President, Chief Operating Officer and Alternate Governor of Hornets Sports & Entertainment from 2006 to 2014.

REASON FOR NOMINATION

Mr. Whitfield is being nominated for re-election as a Director because, in addition to his overall professional background and prior service to the Board, he brings more than 30 years of leadership and operational experience from the professional sports and entertainment industry.  Mr. Whitfield also has subject matter knowledge in a number of important areas, including brand management and strategies, supply chain management, human capital management, strategic business development, and risk assessment and management.  Mr. Whitfield also brings significant corporate governance experience.  Mr. Whitfield is a highly experienced people leader that has led teams through business negotiations and rebranding and refinancing initiatives, been fundamental to the creation of safer and more inclusive work environments, and served as a business spokesperson.  Additionally, Mr. Whitfield previously served as a member of the National Basketball Association’s Global Diversity and Inclusion Council.

Mr. Whitfield’s extensive experience and breadth of knowledge enables him to provide the Board an informed and relevant perspective on a variety of matters pertinent to the Company’s business strategy, valuable viewpoints on assessing and managing the Company risk exposure, and unique insight regarding consumer-facing retail and service operations and talent management and development.

SKILLS:
Leadership	Omnichannel
Strategic Planning	Supply Chain
Retail Industry	Risk Management
Human Capital Management	Business Ethics & Responsibility
International

14 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPANY’S EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

Pursuant to Section 14A of the Exchange Act, the Company is required to provide shareholders with an opportunity to vote, on an advisory (non-binding) basis, to approve the compensation of its NEOs.  This proposal is commonly referred to as a “Say-on-Pay” proposal.  As required by these rules, the Company is asking you to vote FOR the adoption of the following resolution:

“Resolved, that the compensation paid to the Company’s NEOs, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In considering their vote, shareholders should review the Company’s compensation of its NEOs in the “Compensation Discussion and Analysis” (“CD&A”) section herein and Human Capital and Compensation Committee report included in these proxy materials.  As described in the CD&A, the Company’s executive officer compensation programs are designed around the following elements:

●	Recruiting and retaining qualified Team Members.
●	The career development and progression of the Company’s Team Members.
●	Observed industry practices.

The main objective of the Company’s compensation philosophy is to provide its executive officers and management with a total compensation package that is competitive and equitable and that encourages and rewards performance based in part upon the Company’s performance in terms of increases in share value.  The Company believes that aligning the interests of its executives and management with those of its shareholders further promotes the success of not only the Company, but also its Team Members.  The Company’s executive compensation policies are focused upon both short-term and long-term incentives and goals.  The Company believes that such policies do not create incentives for inappropriate individual or collective risk taking.  The Company also believes that the current programs do not create any incentives with respect to individual or collective behavior that are likely to have a material adverse effect upon either its risk profile or overall approach to risk management.

As this vote is advisory in nature, this proposal does not bind the Company to any specific course of action.  However, the Human Capital and Compensation Committee, which is responsible for designing and implementing its executive compensation packages, values the opinions expressed by the Company’s shareholders in this vote and will consider the outcome of the vote when making decisions on future executive compensation packages.

Although this vote is advisory in nature and does not impose any action on the Company or the Human Capital and Compensation Committee of the Board, the Company strongly encourages all shareholders to vote on this matter.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 15

PROPOSAL 3 – APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

After careful consideration, the Board has approved, and recommends that shareholders approve and adopt, an amendment to our Second Amended and Restated Articles of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $0.01 per share, from 245 million (245,000,000) to 1.25 billion (1,250,000,000) (the “Share Increase Proposal”) to implement a 15-for-1 stock split of our common stock in the form of a one-time special stock dividend (the “Stock Split”).  The Board has determined that the Charter amendment is advisable and in the best interests of O’Reilly and its shareholders.

The Share Increase Proposal would amend Article III, Section (a) of the Charter as follows (additions are double underlined and deletions are struck through):

ARTICLE III

(a) The aggregate number, class and par value of shares which the corporation shall have the authority to issue shall be ~~two hundred and fifty million (250,000,000)~~one billion two hundred fifty-five million (1,255,000,000) shares, which shall include ~~two hundred and forty five million (245,000,000)~~one billion two hundred fifty million (1,250,000,000) shares of common stock, par value $0.01 per share, and five million (5,000,000) shares of preferred stock, par value $0.01 per share.

The above summary is qualified in its entirety by reference to the full text of the amended and restated Charter, attached to this proxy statement as Annex A.

The primary purpose of increasing the number of authorized shares of our common stock is to facilitate the Stock Split.  On March 12, 2025, the Board approved the Stock Split, subject to shareholder approval and effectiveness of the proposed amendment to our Charter.  As of March 6, 2025, there were approximately 57,240,513 shares of common stock issued and outstanding and approximately 6,116,503 shares reserved for issuance under O’Reilly’s equity compensation plans.  Accordingly, approximately 181,642,984 shares of common stock remain available for issuance, which is not sufficient to effectuate the Stock Split.

The Share Increase Proposal would increase the number of authorized shares of common stock from 245 million to 1.25 billion.  The additional shares would be a part of the existing class of common stock and, if and when issued, would have rights identical to currently outstanding shares of common stock.  The preferred stock, of which no shares are outstanding, would not be affected.

The Board believes the Stock Split is advisable and in the best interests of O’Reilly and its shareholders.  As of March 6, 2025, the trading price of O’Reilly’s common stock has increased approximately 260% in value over the last five years, reflecting the continued strong financial performance of O’Reilly.  As a result, the trading price of O’Reilly’s common stock is higher than the trading price of most other S&P 500 companies—the closing market price of our common stock on March 6, 2025 was $1,331.06 per share, as reported on the Nasdaq Stock Market.  We believe the Stock Split would help make our common stock more accessible and attractive to our Team Members.

If shareholders approve the Share Increase Proposal and the Board proceeds with the Stock Split, we intend to file an amendment and restatement of our Charter reflecting the approved amendment with the Secretary of State of the State of Missouri as soon as practicable following the Annual Meeting, at which time the increase in the number of authorized shares of common stock would become effective.

If shareholders approve the Share Increase Proposal and the Board proceeds with the Stock Split, each shareholder of record as of June 2, 2025, will receive fourteen (14) additional shares of common stock for each share held, which will be distributed after market

16 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 3 – AMEND ARTICLES OF INCORPORATION

close on June 9, 2025.  Shares of O’Reilly common stock are expected to begin trading on a post-split basis at the market open on June 10, 2025.

In connection with the Stock Split, and pursuant to the anti-dilution adjustment provisions in O’Reilly’s equity compensation plans, including, without limitation, the O’Reilly Automotive, Inc. Performance Incentive Plan, the O’Reilly Automotive, Inc. 2009 Stock Purchase Plan, the O’Reilly Automotive, Inc. 2012 Incentive Award Plan, and the O’Reilly Automotive, Inc. 2017 Incentive Award Plan, proportionate adjustments will be made to the number of shares of common stock that remain available for issuance pursuant to such plans, as well as to the outstanding awards under such plans.  Specifically, the number of shares that remain available for issuance pursuant to such plans, as well as the per-person annual award limits set forth in such plans, will increase by a multiple of 15; the number of shares subject to outstanding awards under such plans will increase by a multiple of 15; and the exercise price per share of stock options granted under such plans will be divided by 15.

Future issuances of shares of common stock could have a dilutive effect on the shareholdings of current shareholders.  In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of O’Reilly.  We do not believe, however, that the Share Increase Proposal or the Stock Split would have an anti-takeover effect, and we have not proposed the increase in the authorized number of shares of common stock with the intention of using the additional shares for anti-takeover purposes.

The Board reserves the right, notwithstanding shareholder approval of the Share Increase Proposal and without further action by the shareholders, to elect not to proceed with the Share Increase Proposal if, at any time prior to filing the amendment and restatement of our Charter, the Board determines that it is no longer advisable and in the best interests of O’Reilly and its shareholders to proceed with the Stock Split.

The Board of Directors recommends a vote FOR Proposal 3.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 17

PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

	THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2024.

The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, and oversight of the Company’s independent registered public accounting firm retained to audit the Company’s financial statements.  As part of this responsibility, the Audit Committee considers the firm’s independence, qualifications, performance, and whether the independent registered public accounting firm should be rotated, as well as the impact of such a rotation.  The Audit Committee is also involved in the selection and approval of the Lead Audit Partner who, in compliance with Sarbanes-Oxley requirements, rotates every five years.  The last Lead Audit Partner rotation occurred in 2020.  Pursuant to these requirements, the Company will have a new Lead Audit Partner in 2025.

At the Annual Meeting of Shareholders held on May 16, 2024, the Company’s shareholders ratified the selection of Ernst & Young (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2024.

It is the Audit Committee’s policy that the Company’s independent auditors be engaged to provide primarily audit and audit-related services.  However, pursuant to the policy, in certain circumstances and using stringent standards in its evaluation, the Audit Committee may authorize the Company’s independent auditors to provide tax or other non-audit related services when it determines that the Company’s independent auditors will be the most efficient and effective service provider.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax, and other services performed by the independent auditor.  The policy provides for preapproval by the Audit Committee of specifically defined audit and non-audit services.  Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.  The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services, provided that the Chair reports any decisions to the Committee at its next scheduled meeting.  Each year prior to engaging the Company’s independent auditor, the Company submits to the Audit Committee for approval a list of services expected to be provided during that fiscal year within each of the three categories of services described below, as well as related estimated fees, which are generally based on time and materials.

All services provided by the Company’s independent auditor during 2024 were preapproved in accordance with this policy.

The Audit Committee, after review and discussion with the Company’s independent auditor of the preceding information, determined that the provision of these services was compatible with maintaining the Company’s independent auditor’s independence.

18 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 4 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Fees Paid to Independent Registered Public Accounting Firm

The following table summarizes the fees billed by E&Y for audit and other professional services during the years ended December 31, 2024 and 2023:

	For the Year Ended
	December 31,
	2024	2023
Audit fees (a)	$2,397,441	$2,327,795
Audit-related fees (b)	37,080	37,500
Tax fees (c)	472,623	682,639
Total Fees	$2,907,144	$3,047,934
(a)

Consists of fees and expenses billed for the audit of the Company’s consolidated financial statements, the audit of the effectiveness of internal control over financial reporting and the review of the Company’s quarterly reports on Form 10-Q for such year and reviews in connection with documents filed with the SEC.

(b)	Consists of fees and expenses billed for the annual audit of the Company’s employee benefit plans and other audit-related services.
(c)	Consists of fees and expenses billed for tax advisory services, including compliance, planning, and advice.

The Audit Committee of the Board has selected Ernst & Young LLP (“E&Y”) as the Company’s independent auditors for the year ending December 31, 2025, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting.  E&Y has audited the Company’s financial statements since 1992.  Representatives of E&Y are expected to attend the Annual Meeting.  They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

None of the Company’s Bylaws, other governing documents, Missouri or federal law, or The Nasdaq Global Select Market Listing Qualifications requires shareholder ratification of the selection of E&Y as the Company’s independent auditors.  However, the Audit Committee is submitting the selection of E&Y to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 19

PROPOSAL 5 – SHAREHOLDER PROPOSAL ENTITLED “SUPPORT IMPROVED CLAWBACK POLICY FOR UNEARNED EXECUTIVE PAY”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE SHAREHOLDER PROPOSAL ENTITLED “SUPPORT IMPROVED CLAWBACK POLICY FOR UNEARNED EXECUTIVE PAY.”

The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of at least the minimum required amount of the Company’s common stock, intends to submit the following proposal at the Annual Meeting:

“Proposal 5 – Support Improved Clawback Policy for Unearned Executive Pay

Shareholders ask the Board of Directors to amend the Company Policy on recoupment of incentive pay to apply to the each Named Executive Officer and to state that conduct or negligence – not merely misconduct – shall trigger mandatory application of that policy.  Also the Board shall report to shareholders in each annual meeting proxy the results of any deliberations regarding the policy, including the Board's reasons for not applying the policy after specific deliberations conclude, about whether or not to cancel or seek recoupment of unearned compensation paid, granted or awarded to NEOs under this policy.

This improved clawback policy shall at least be included in the Governess Guidelines of the Company or similar document and be easily accessible on the Company website.

The current Clawback Policy is clearly incomplete and can be difficult for shareholders to access.

Wells Fargo offers a prime example of why O'Reilly Automotive needs a stronger policy.  After 2016 Congressional hearings, Wells Fargo agreed to pay $185 million to resolve claims of fraudulent sales practices.  The Wells Fargo Board then moved to claw back $136 million from 2 top executives.  Wells Fargo unfortunately concluded that the CEO had only turned a blind eye to the practice of opening fraudulent accounts and thus failed to attempt any clawback and left $136 million on the table.

At minimum this proposal alerts ORLY shareholders that ORLY executives can be richly rewarded now when they are negligent and this proposal thus provides a service to shareholders.  Rich rewards while negligent are the wrong incentive for ORLY executives at a time when the best incentives for ORLY executives need to be adopted.

Please vote yes:

Support Improved Clawback Policy for Unearned Executive Pay – Proposal 5”

20 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

PROPOSAL 5 – SHAREHOLDER PROPOSAL

The Company’s Statement in Opposition to Proposal 5:

The Board recommends a vote AGAINST proposal 5, as the Board believes the actions requested by the proponent are unnecessary and not in the best interests of the Company or its shareholders.

The Company has already adopted a comprehensive “no-fault” clawback policy that complies with applicable laws and regulations.

The Board is dedicated to maintaining and enhancing a culture that is focused on integrity and accountability while tying compensation to the Company’s performance.  The Board, following a recommendation by the Human Capital and Compensation Committee, proactively adopted an incentive compensation clawback policy in 2014.  In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Act, leading to new Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement.  In 2023, the Company reviewed and amended and restated its incentive compensation clawback policy (as so amended and restated, the “Clawback Policy”) to comply with these new requirements, and to be consistent with best corporate governance practices.

The Clawback Policy includes a mandatory recovery element applicable to our current and former Section 16 officers, requiring recovery of erroneously awarded compensation in the event of an accounting restatement on a “no fault” basis.  Said otherwise, the Clawback Policy applies irrespective of any personal culpability.  In addition, under the Clawback Policy, if the Board or the Human Capital and Compensation Committee determines that any current or former NEO engaged in fraud or willful misconduct that contributed to an obligation to restate the Company’s financial statements, then the Board or the Human Capital and Compensation Committee may seek recovery or forfeiture of all or a portion of any Additional Compensation awarded to such person over a three-year lookback period.  Accordingly, the Company already has a comprehensive “no fault” clawback policy that protects shareholders’ interests, promotes accountability and complies with applicable laws and regulations.

SEC rules and Nasdaq listing standards already require extensive disclosures regarding the Clawback Policy and the recovery of erroneously awarded compensation.

SEC rules and Nasdaq listing standards require the Company to file the Clawback Policy as an exhibit to its Annual Reports on Form 10-K, and to make detailed disclosures on how the Clawback Policy is implemented.  For example, if a mandatory “no fault” basis clawback is triggered under the Clawback Policy due to an accounting restatement, the Company must disclose, among other things, the aggregate dollar amount of erroneously awarded incentive-based compensation attributable to such accounting restatement and the aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year.  Also, in the event the Company determines recovery of such erroneously awarded compensation is “impracticable” (as defined under SEC rules), the Company must disclose the monetary amount forgone and describe why it did not pursue recovery.  In addition, if the Company is required to prepare an accounting restatement but concludes recovery of compensation is not required under the Clawback Policy, the Company must disclose this fact and explain how it reached this conclusion.  Accordingly, SEC rules and Nasdaq listing standards already require the Company to disclose meaningful information regarding the Clawback Policy and the recovery of erroneously awarded compensation.  Therefore, the additional disclosures requested by this proposal would be an unnecessary use of the Company’s resources, resulting in undue cost and administrative burden without commensurate benefit to our shareholders.

The Company is committed to maintaining and enhancing a culture focused on integrity and accountability, and has implemented various policies to hold directors, officers and team members accountable for unethical conduct.

The Company is built on the foundation of the O'Reilly Culture, in which ethical conduct is encouraged and rewarded and improper conduct is taken seriously and addressed.  In addition to the Clawback Policy, the Company has implemented several other policies to help manage risk and define expectations for ethical decision-making, accountability and responsibility.  For example, the Company’s Code of Business Conduct and Ethics (“Code”) prohibits directors, officers and team members from taking any actions that could undermine proper relationships or tarnish the Company’s reputation or integrity, and requires such persons to comply in all respects with applicable laws and regulations.  The Company also has a robust Insider Trading Policy and Harassment, Discrimination and Retaliation Free Work Environment Policy.  The Code and these policies include compliance standards and procedures to ensure

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 21

PROPOSAL 5 – SHAREHOLDER PROPOSAL

prompt and consistent responses to violations, up to and including termination.  Further, the Company requires Team Members to complete regular training on these policies.  The Company’s existing policies and practices are effective in facilitating ethical conduct and promoting the long-term interests of the Company and its shareholders.

Recommendation of the Board:

For the foregoing reasons, the Board of Directors recommends that you vote “AGAINST” proposal 5 to amend the Clawback Policy.  As with all proposals, if the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon.

22 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AUDIT COMMITTEE REPORT

The Audit Committee functions pursuant to a written charter, which may be viewed on the Company’s website at www.OReillyAuto.com.  In compliance with that charter and in connection with the December 31, 2024, financial statements, the Audit Committee:

I.	Reviewed and discussed with management the Company’s audited financial statements as of, and for the year ended, December 31, 2024.
II.	Discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
III.	Received from the independent auditors the written disclosures and the letter regarding the auditor’s independence required by the applicable requirements of the PCAOB and has discussed with the independent auditors their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF O’REILLY AUTOMOTIVE, INC.

Thomas T. Hendrickson, Chair

John R. Murphy

Dana M. Perlman

Andrea M. Weiss

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 23

INFORMATION CONCERNING THE BOARD OF DIRECTORS

BOARD STRUCTURE

Director Independence

Rules of the Nasdaq Stock Market (“Nasdaq”) require that a majority of the Board be “independent.”  Under the Nasdaq rules, a director or director nominee is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Board has reviewed the independence of its Directors and director nominee under the Nasdaq rules.  During this review, the Board considered transactions and relationships between each Director or any member of his or her family and the Company during 2024.  Please see discussions in “Affiliated Relationships” and “Certain Relationships and Related Transactions” sections for further descriptions, by specific category and type, of the transactions and relationships reviewed.  Consistent with these considerations, the Board has determined that Messrs. Hendrickson, Murphy, and Whitfield, and Mss. deBeers, Perlman, and Sastre (“independent Directors”) are independent under the Nasdaq rules.  The Board also previously determined that Ms. Weiss, who is not standing for re-election to the Board, satisfied the independence requirements under the Nasdaq rules.

In making its independence determination with regard to Ms. deBeers, the Board considered that Ms. deBeers was previously a partner at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden” or the “firm”).  Skadden provides legal services to the Company.  The fees paid by the Company to Skadden for the years ended December 31, 2024, 2023 and 2022, accounted for less than 0.1% of revenues of the firm for each of these last three years.  Ms. deBeers retired from Skadden in February of 2025 and no longer receives compensation from the firm, other than fixed retirement payments for prior service with the firm.

Affiliated Relationships

Greg Henslee, Director of the Board, served as the Company’s Chief Executive Officer from 2005 through 2018.  Greg Henslee also serves as Executive Chairman of the Board of the Company.  David O’Reilly and Larry O’Reilly, Directors of the Board, are siblings.  David O’Reilly also serves as Executive Vice Chairman of the Board of the Company.  Mr. Larry O’Reilly, consistent with the Board’s mandatory retirement age policy, is not standing for re-election.

Gregory D. Johnson, Director of the Board, served as the Company’s Chief Executive Officer from May of 2018 until January of 2024, when he retired from the Company.  Mr. Johnson was approved by shareholders as a Director at the May of 2024 Annual Meeting of Shareholders.  Mr. Johnson qualifies as an affiliated Director but is not an employee Director.

Leadership Structure

The Company’s leadership structure, within its Board, consists of a Chairman of the Board, two Vice Chairmen of the Board, an Independent Lead Director, an Audit Committee, a Corporate Governance/Nominating Committee, and a Human Capital and Compensation Committee.  All Committee members satisfy the independence requirements under the Nasdaq rules.  The Company’s Bylaws permit the positions of Chairman of the Board and Chief Executive Officer to be held by the same person; however, the Board believes these roles and their attendant responsibilities should be separate and fulfilled by two separate individuals.  The Company believes having separate roles allows its Board to effectively provide guidance to and oversight of its management.  As a result, Greg Henslee serves in the role of Chairman of the Board and Brad Beckham serves in the role of Chief Executive Officer; Gregory D. Johnson served in the role of Chief Executive Officer previously until January of 2024.

24 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Independent Lead Director

From time to time, in the interest of sound corporate governance, the Board may appoint an Independent Lead Director.  The Board believes that the designation of an Independent Lead Director improves the functionality of the Board and its Committees and aids in the fiduciary obligations each Director has to the Company and its shareholders.  In January of 2024, the Corporate Governance/Nominating Committee nominated, and the Board approved, Thomas T. Hendrickson to serve as Independent Lead Director.  Mr. Hendrickson has served as Independent Lead Director since that time.

The responsibilities of the Independent Lead Director include, but are not limited to, the following:

●	Serves as a liaison among other Directors, with the Company’s management, between Board committees and the Board.
●	Presides at Board meetings in the absence of the Chairman of the Board, or at the request of the Chairman of the Board.
●	Ensures Board leadership in the absence or incapacitation of the Chairman of the Board.
●	Chairs executive sessions involving only the independent Directors, develops the agenda for executive sessions to ensure that independent Directors have adequate opportunities for these meetings to be held and adequate time to discuss issues and communicates with the Company’s management, as appropriate, the results of the executive sessions.
●	Consults with the Chairman of the Board as to the appropriate schedules and agendas of Board meetings to ensure there is sufficient time available for serious discussion of appropriate topics proposed by the independent Directors.
●	Advises the Chairman of the Board on the conduct of Board meetings to facilitate teamwork and communication among independent and non-independent Directors.
●	Together with the Chairman of the Board, collaborates with the Company’s management to determine the information and materials provided to the Directors, so that the independent Directors have adequate resources, especially by way of full, timely, and relevant information, to support their decision-making responsibilities.
●	Is entitled to request materials from and receive notice of, and attend, all meetings of Board committees.
●	Is available to advise committee chairs in fulfilling their designated roles and responsibilities to the Board.
●	Collaborates with the Board to guide the Company’s management on strategic issues and long-term planning.
●	Consults with the Chairman of the Board on such matters as are pertinent to the Board and the Company.
●	Works with the Corporate Governance/Nominating Committee Chair to analyze the annual Board self-assessment results.
●	Collaborates with the Chairman of the Board and Corporate Governance/Nominating Committee on Board succession planning.
●	Acts as the focal point on the Board concerning issues such as corporate governance and suggestions from independent Directors and monitors and coordinates with the Company’s management on corporate governance issues and developments.
●	Collaborates with the Human Capital and Compensation Committee to ensure a succession plan is in place for the Company’s Chief Executive Officer.
●	Is available for direct communication and consultation with shareholders, upon request through Board approved procedures.
●	Performs such other duties as the Board or Chairman of the Board may delegate, from time to time.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 25

INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

The Board has three standing committees, the Audit Committee, the Human Capital and Compensation Committee, and the Corporate Governance/Nominating Committee.  Each committee is governed by a written charter and is comprised solely of independent Directors in accordance with the Nasdaq Listing Qualifications.  Charters for each committee are available on the Company’s website at www.OReillyAuto.com and can be obtained free of charge by written request to the attention of the Secretary at the Company’s mailing address, 233 South Patterson Avenue, Springfield, Missouri 65802, or by telephone at (417) 874-7280.

Because Greg Henslee, David O’Reilly, Larry O’Reilly, and Gregory D. Johnson do not qualify as independent Directors, they do not serve on any committees of the Board.

Board Committee Responsibilities Summary

In addition to long-term strategy and Company oversight, the table below summarizes Board Committee responsibilities:

RESPONSIBILITY	AUDIT COMMITTEE	HUMAN CAPITAL & COMPENSATION COMMITTEE	GOVERNANCE/ NOMINATING COMMITTEE	FULL BOARD
Enterprise Risk Management
Cybersecurity
Financial Reporting & Disclosures
External and Internal Audit Oversight
Related Party Transactions
Whistleblower Program
Insider Trading Policy Compliance
Compensation Policy and Practices
Executive Management Succession Planning
Human Capital Development
Board Succession Planning
Corporate Governance Oversight
ESG Strategies and Reporting
Board Committee Charters
Shareholder Engagement

26 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

AUDIT COMMITTEE
MEETINGS IN 2024: Eight MEMBERS: Four ● Thomas T. Hendrickson (Chair) ● John R. Murphy ● Dana M. Perlman ● Andrea M. Weiss INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Review reports of the Company’s financial results, audits, and internal controls and communicate the results of those evaluations to management.
●
Review the Company’s financial policies and procedures and direct changes as appropriate.
●
Direct and oversee the performance of the Company’s internal audit function.
●
Review of information security and cybersecurity risks.
●
Recommend the engagement of the Company’s independent auditors.
●
Confer with the independent auditors regarding the adequacy of the Company’s financial controls and fiscal policy in accordance with generally accepted auditing standards.
●
Oversee the development of the annual corporate risk assessment and review quarterly high-risk updates.
●
Review the independent auditor’s procedures for ensuring its independence with respect to the services performed for the Company.
●
Review the Company’s compliance program annually, including the whistleblower program’s quarterly update.
●
Review all related party transactions.

The Board has determined that each member of the Audit Committee is “independent” pursuant to the Nasdaq rules, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act.  In addition, the Board has determined that Mr. Hendrickson, Chair of the Audit Committee, Mr. Murphy, and Ms. Perlman are each qualified as an audit committee financial expert, as that term is defined in the rules of the SEC.  The Company’s Audit Committee Charter may be viewed on its website at www.OReillyAuto.com.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 27

INFORMATION CONCERNING THE BOARD OF DIRECTORS

7 ● (Chair) ● ● ● ● ● ● : All	● ● ● ● ● ● ● ● ● ● www.OReillyAuto.com.
HUMAN CAPITAL AND COMPENSATION COMMITTEE
MEETINGS IN 2024: Four MEMBERS: Four ● John R. Murphy (Chair) ● Maria A. Sastre ● Andrea M. Weiss ● Fred Whitfield INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Act on behalf of the Board with respect to the establishment and administration of the policies governing the annual compensation of the Company’s executive officers.
●
Define and articulate the Company’s overall executive compensation philosophy and to administer and approve all elements of compensation for the Company’s executive officers and senior management.
●
Review and approve the corporate goals and objectives relevant to the Chairman of the Board and CEO’s compensation.
●
Evaluate the Chairman of the Board and CEO’s performance based on those goals and objectives.
●
Work with, and receive recommendations from, the Company’s Human Resources Department regarding the Company’s executive officers’ total compensation.
●
Oversee the awards and related actions under the Company’s various equity plans.
●
Provide oversight and guidance on all human capital management development efforts, including succession planning, recruiting and retention, and engagement and experience.

The Company, and this committee, intensely focus on a comprehensive human capital and emerging talent development and leadership training strategy.  Because the Company’s executive leadership is of critical importance to the Company’s success, the succession planning process is led by the Human Capital and Compensation Committee.  This committee reviews the Company’s succession planning practices and procedures and makes recommendations to the Board concerning succession developments, while ensuring the appropriate succession plans are in place for key executive positions.

The Committee has the authority to retain consultants and advisors, as it may deem appropriate in its discretion.  The Committee has, from time to time, historically utilized third party compensation survey data and/or outside independent consultant advisors in order to achieve its goal of attracting and retaining executive officers who contribute to the long-term success of the Company.  During 2024, the Company engaged Meridian Compensation Partners, LLC, an outside consultant advisor, for compensation advisory services.  The Company’s Human Capital and Compensation Committee Charter may be viewed on its website at www.OReillyAuto.com.

Human Capital and Compensation Committee Interlocks and Insider Participation

No member of the Human Capital and Compensation Committee is now, nor has ever been, an officer or an employee of the Company or any of its subsidiaries.  None of the Company’s executive officers served as a director or as a member of a compensation committee (or other committee serving an equivalent function) of any other entity whose executive officers served as a director of the Company or a member of the Human Capital and Compensation Committee during 2024.

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INFORMATION CONCERNING THE BOARD OF DIRECTORS

● (Chair) ● ● : All
●
●
●
●
●
●
●

success, the succession planning process is led by the Human Capital and Compensation Committee.  This committee reviews the Company’s succession planning practices and procedures and makes recommendations to the Board concerning succession developments, while ensuring the appropriate succession plans are in place for key executive positions.

www.OReillyAuto.com.

CORPORATE GOVERNANCE/NOMINATING COMMITTEE
MEETINGS IN 2024: Four MEMBERS: Four ● Dana M. Perlman (Chair) ● Thomas T. Hendrickson ● Maria A. Sastre ● Fred Whitfield INDEPENDENT: All

PURPOSE AND FUNCTIONS:

●
Establish criteria for the selection of Directors, identify any additional skills sets or attributes necessary to fill gaps on the current Board, and to recommend to the Board the nominees for Director in connection with the Company’s Annual Meeting of the shareholders.
●
Consider changes in principal employment of Directors and new directorships by Directors to ensure there are no conflicts of interest or loss of skill set.
●
Take a leadership role in shaping the Company’s corporate governance policies and to issue and implement the Corporate Governance Principles of the Company.
●
Develop and coordinate annual evaluations of the Board, its committees, and its members.
●
Advise the Board regarding long-term Board succession.
●
Adhere to all legal standards required by the SEC and Nasdaq.
●
Review and assess the Company’s environmental, sustainability, social, and governance policies, goals, and programs and make recommendations to management based on their review and assessment.

The Company’s Corporate Governance Principles may be viewed along with the Corporate Governance/Nominating Committee Charter on its website at www.OReillyAuto.com.

Board Evaluation

The Corporate Governance/Nominating Committee conducts an annual Board evaluation process to determine the effectiveness of the Board and as a tool to aid in continuous improvement.  The Chair of the Corporate Governance/Nominating Committee, in partnership with the Company’s outside counsel, provides questionnaires to the Board, which are completed and returned directly to the Company’s outside counsel who compiles the responses and reports the results on an anonymous basis to the Corporate Governance/Nominating Committee Chair for evaluation and discussion with the Board’s Independent Lead Director and the Chairman of the Board.

● ● ● ● ●
QUESTIONNAIRE TOPICS

●
Board effectiveness and leadership structure.
●
Board member skills and performance.
●
Board composition.
●
Board succession planning.
●
Board committee effectiveness.
●
Board interaction and communication with Company management.

In recent years, the Board’s self-evaluation process has contributed to improving the Board’s range of skills and experience, changes in Board committee membership and committee Chairs, increased focus on Board succession planning and Board refreshment, and an increased focus and reporting on the Company’s environmental, sustainability, social, and governance policies and programs, including enhanced shareholder outreach.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 29

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Director Candidates

The Corporate Governance/Nominating Committee does not have a written policy on the consideration of Director Candidates recommended by shareholders.  It is the view of the Board that all candidates, whether recommended by a shareholder or the Corporate Governance/Nominating Committee, shall be evaluated based on the same established criteria for persons to be nominated for election to the Board and its committees.  The established criteria for persons to be nominated for election to the Board and its committees, taking into account the composition of the Board as a whole, at a minimum, include the below.

● ● ● ● ● ● ● ● ● ●
CRITERIA FOR DIRECTOR NOMINATION

●
A candidate’s qualification as “independent” under the federal securities laws and the rules and regulations of the SEC and Nasdaq applicable to the Board and each of its committees.
●
Depth, breadth, and variety of experience within the Company’s industry and otherwise.
●
Commitments outside of the Board and the ability to devote adequate time to Board and committee matters.
●
Special areas of expertise.
●
Accounting and financial knowledge.
●
Willingness to apply sound and independent business judgment.
●
Leadership ability.
●
Experience in developing and assessing business strategies.
●
Corporate governance expertise.
●
Risk management skills.
●
For incumbent members of the Board, the past performance of the incumbent director.

The Corporate Governance/Nominating Committee is actively engaged with and regularly evaluates and considers director succession for the members of its Board, lead director, and committees and committee chairs to ensure a mix of knowledge, abilities, expertise, and tenure that promotes and supports the Company’s long-term success, while giving consideration to evolving skills, perspective, and experience needed on the Board to perform its corporate governance role.  In addition, when the Corporate Governance/Nominating Committee seeks a new candidate for directorship, it seeks qualifications from the individual that satisfy the established criteria for a person to be nominated and a candidate that will complement the attributes and perspective of the other members of the Board.

In selecting a Director nominee, the Corporate Governance/Nominating Committee focuses on a broad range of skill sets, viewpoints, experiences, and backgrounds that would complement the existing Board.  While the Board does not have a formal policy on Board diversity as it relates to the selection of nominees for the Board, the Corporate Governance/Nominating Committee does consider diversity in knowledge, experience, employment, and geography among other factors.  Decisions by the Board regarding nomination of Directors are made based on expected contributions to the Board in furtherance of the interests of shareholders.

As the Company’s strategic priorities and the composition of the Board evolve, the priorities and emphasis of qualifications the Corporate Governance/Nominating Committee is seeking in a candidate change, adapting to the Company’s strategic priorities.  Individuals identified by the Corporate Governance/Nominating Committee as qualified to become directors are then recommended to the Board for nomination, and the Board determines the nominees for election after considering the recommendation and report of the Corporate Governance/Nomination Committee.

Finding qualified candidates interested in serving as director is of the highest level of importance to the Corporate Governance/Nominating Committee.  As such, the Corporate Governance/Nominating Committee may use any and all appropriate

30 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

methods at its disposal for identifying candidates for election.  The Corporate Governance/Nominating Committee’s methods for identifying candidates for election to the Company’s Board include the solicitation of possible candidates from a number of sources, including engaging with outside search firms, from members of its Board, its executives, and other research.  The Board believes it is best qualified to evaluate candidates based on its knowledge of the Company’s business structure, and the Corporate Governance/Nominating Committee may retain one or more third-party search firms to identify suitable candidates.

The Corporate Governance/Nominating Committee’s ongoing efforts to ensure the appropriate breadth and depth of experience on the Board has resulted in the addition of four new independent directors in the past six years, as well as a rotation in the Independent Lead Director role twice over that same period.  The Corporate Governance/Nominating Committee remains intensely focused on Board director succession, including an emphasis on Independent Lead Director and board Committee chair succession and/or rotation.

Shareholder Nominations

A shareholder who desires to nominate one or more persons for election as director(s) shall deliver “timely notice” (as defined in Section 12, Article II of the Company’s Bylaws) in writing of the shareholder’s intent to make such nomination or nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company at the Company’s mailing address, O’Reilly Automotive, Inc. Corporate Governance/Nomination Committee, attention to Julie Gray, at 233 South Patterson Avenue, Springfield, Missouri 65802.  In accordance with Section 13, Article II of the Bylaws, such notice shall set forth:

I.	The name and address of record of the shareholder who intends to make the nomination;
II.	The class and number of shares of the capital stock that are beneficially owned by the shareholder on the date of such notice;
III.	The name, age, business and residential addresses, and principal occupation or employment of each proposed nominee;
IV.	A description of all arrangements or understandings between the shareholder and each nominee, and other arrangements or understandings known to the shareholder, pursuant to which the nomination or nominations are to be made by the shareholder; any other information regarding each proposed nominee that would be required to be included in a proxy statement filed with the SEC; and
V.	The written consent of each proposed nominee being so named to serve as a Director of the Company.

The presiding officer of a meeting may, if the facts warrant, determine at the meeting that a nomination was not made in accordance with the foregoing procedure, and if he or she should make that determination, he or she shall so declare at the Annual Meeting, and the defective nomination shall be disregarded.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 31

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Meeting Attendance

During 2024, four regularly scheduled meetings of the Board were held.  During the year, each current Director attended 100% of the total number of meetings of the Board during his or her term of service, with the exception of Ms. Sastre who attended 75% of the total number of meetings of the Board due to a personal illness.

During 2024, each independent Director attended 100% of the total number of meetings held by all committees of the Board for which he or she served, with the exception of Ms. Sastre who attended 80% of the total number of meetings held by all committees of the Board for which she served due to a personal illness.

Time is allotted at each Board meeting for an executive session involving only the independent Directors.  The Company’s independent Directors held four closed-session meetings during 2024, and each current independent Director attended all meetings during his or her term of service, with the exception of Ms. Sastre who attended 75% of the closed-session meetings due to a personal illness.

The Company encourages, but does not require, the members of its Board to attend the Annual Meeting.  Each director then serving on the Board attended the Company’s 2024 Annual Meeting, with the exception of Ms. Sastre due to a personal illness.

BOARD ATTENDANCE RECORD
DIRECTORS MEETINGS	INDEPENDENT DIRECTOR MEETINGS	ANNUAL MEETING

32 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

RISK OVERSIGHT

It is management’s responsibility to assess and manage the Company’s exposure to various risks and bring the Company’s most material risks to the Board’s attention.  The Board has oversight responsibility for the processes established to report and monitor systems for material risks applicable to the Company.  In its oversight role, the Board annually reviews the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing the Company.

A quarterly risk overview is provided to the Board by the Company’s General Counsel and the Company’s Chief Information Officer, which details the Company’s current and potential risk exposure to litigation, self-insurance, information security, and cybersecurity.  In addition, quarterly operational updates and risk assessments are provided by Senior Vice Presidents of selected operational areas, including store operations, distribution operations, finance, and real estate.

The Board has delegated certain risk management oversight responsibility to the Board committees, as detailed below.  Each committee regularly reports to the full Board.

Audit Committee Risk Oversight

The Audit Committee provides risk management oversight for areas including economic, financial (such as accounting, credit, liquidity, and tax), legal, compliance, and regulatory risks.  As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies.

● ● ● ● ● ● ●
SPECIFIC RISK ASSESSMENT AREAS REVIEWED

●
The Company’s Annual Corporate Risk Assessment.
●
The Company’s Code of Conduct and Ethics program compliance.
●
Related party transactions.
●
Insider trading policy compliance.
●
The Company’s TIPS Hotline activity.
●
Appropriate interpretation and application of new accounting standards.
●
Internal auditor’s comprehensive audit plan.
●
External auditor’s independence and audit effectiveness.
●
Significant cybersecurity risks, including cybersecurity incidents, the impact on the Company of any significant cybersecurity incident, and any disclosure obligations arising from any such incident.

The Company’s Annual Corporate Risk Assessment uses the ISO 31000 framework, quarterly high-risk scenario updates, quarterly information security and cybersecurity risk updates, and a Management Status Report, which identifies the material strategic and operational Company business risks and the controls that respond to and mitigate those risks.

The Audit Committee reviews, with management, the Company’s financial performance and financing arrangements and meets with the Company’s internal and external auditors to review the Company’s compliance with all applicable financial reporting and Sarbanes-Oxley requirements.  The Audit Committee also reviews, with management, the status of the Company’s information security and cybersecurity programs and initiatives, business continuity planning, and PCI compliance.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 33

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Human Capital and Compensation Committee Risk Oversight

The Human Capital and Compensation Committee provides risk management oversight for areas including compensation, retention, and human capital management risks.

● ●
SPECIFIC RISK ASSESSMENT AREAS REVIEWED
● Executive officer succession planning. ● Senior management development plans and approval of hiring. ● Promotions and total compensation for executives and senior management.

The Human Capital and Compensation Committee reviews total compensation for base salary, incentive compensation, benefits, and perquisites to ensure they are market competitive and consistent with the Company’s compensation philosophy and ensures that these compensation plans and arrangements do not create inappropriate risks.  In addition, the Human Capital and Compensation Committee assesses risks for non-executive human capital management, including recruiting and retention.

Corporate Governance/Nominating Committee Risk Oversight

The Corporate Governance/Nominating Committee provides risk management oversight for areas including director succession planning and skills assessment, operations, business, long-term strategy, competitive, and reputation risks.

● ● ● ● ●
SPECIFIC RISK ASSESSMENT AREAS REVIEWED

●
The Company’s corporate governance guidelines and their implementation.
●
The Company’s Code of Conduct and Ethics program compliance.
●
The Board committee charters.
●
The Company’s Corporate Governance Principles.
●
Updates on shareholder activism.
●
Board member skills and succession.
●
The Company’s environmental, social, and governance policies and disclosures.

Under the oversight and direction of the Corporate Governance/Nominating Committee, the Company issues its annual Environmental, Social, and Governance Report, which illustrates the Company’s approach to human capital management, team member experience, labor practices, philanthropy, community support, implementing energy efficiency and abatement measures, recycling, and product circularity, and governance initiatives.  The Report is available on the Company’s website at www.OReillyAuto.com.

34 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Composition

The Board believes each individual director should possess certain personal characteristics, and that the Board as a whole should possess certain core competencies.  The Corporate Governance/Nominating Committee reviewed the core competencies that it believes should be represented on our Board and believes that the qualifications and skills set below reflect the appropriate mix of experiences that, taken together, provide the variety and depth of knowledge necessary for effective oversight, direction, and vision for the Company.

QUALIFICATION OR SKILL	WHY IT IS IMPORTANT
Public Board Experience

Experience serving on a board of directors of a public company provides a relevant understanding of the function and role of a board member to oversee and manage the growth of the Company, while pursuing appropriate interests of our shareholders and applicable stakeholders.

Leadership	Leadership experience of a "C-Suite" position, with a public company in particular, provides a relevant understanding of the perspective and practical knowledge of leading a business.
Strategic Planning

Business development, debt and capital market transactions, and acquisitions or mergers expertise provides an understanding beneficial in the oversight of our business operations, the growth of our business, and returning value to our shareholders.

Retail Industry	Expertise in the retail industry provides a relevant understanding of our business and strategy.
Automotive Aftermarket Industry	Expertise in the automotive aftermarket industry provides the most relevant understanding of our business and strategy.
Financial Expert

Financial Expert as defined in the rules of the SEC.  The education and focused leadership experience that comes from a direct oversight role of finance, the financial reporting process, and internal controls provides the relevant understanding of the complex financial transactions and reporting requirements our business is involved in.

Human Capital Management	With our significant Team Member population, expertise in organization management, talent development, broad-based incentive planning, and executive compensation provide key insights.
International	Expertise from experience outside of the United States is important in understanding and reviewing our business and strategy.
Omnichannel

Expertise in managing a sales function, consumer marketing, or brand management provides a relevant understanding of expanding market share and assessing, developing, and implementing our customer engagement strategies through a combination of channels, digital, and our brick-and-mortar stores.

Technology

Knowledge of new and emerging technologies provides valuable perspectives, as we rely on technology to manage internal operations and customer and supplier data, protect such information, and grow our customers' digital experience.

Supply Chain

Expertise with managing supplier and customer relationships or in the planning and managing of sourcing, procurement, conversion, and logistics activities provides a relevant understanding on achieving efficient operations and building partnerships to support growth of an omnichannel commerce distribution model with multiple fulfillment points to serve customers.

Real Estate	Given our significant physical footprint, real estate expertise can provide insight on opportunities and managing our locations to profitable grow our business.
Risk Management	Expertise in risk assessment or management is beneficial for the Board's oversight role in understanding the risk exposure to our business.
Regulatory	Expertise overseeing complex regulatory matters provides a relevant understanding of the legal exposure to our business.
Business Ethics & Responsibility

As a public company, we and our shareholders expect effective accountability, transparency, and protection of shareholder interests, including corporate sustainability and social responsibility, expertise in these areas provides relevant oversight and beneficial guidance.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 35

INFORMATION CONCERNING THE BOARD OF DIRECTORS

The following table highlights specific information concerning the Director nominees and the key experience or expertise, qualifications, and skills they each bring to our Board.  A Director nominee may possess additional experience, qualifications, attributes or skills, even if not expressly indicated.

	GREG HENSLEE	DAVID O’REILLY	THOMAS T. HENDRICKSON	KIMBERLY A. DEBEERS	GREGORY D. JOHNSON	JOHN R. MURPHY	DANA M. PERLMAN	MARIA A. SASTRE	FRED WHITFIELD
LEADERSHIP
Public Board Experience			⏹			⏹	⏹	⏹
Leadership	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹
Strategic Planning	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹
OPERATIONAL
Retail Industry	⏹	⏹	⏹		⏹		⏹		⏹
Automotive Aftermarket Industry	⏹	⏹			⏹
Financial Expert			⏹			⏹	⏹
Human Capital Management	⏹			⏹	⏹	⏹			⏹
International				⏹		⏹	⏹	⏹	⏹
Omnichannel							⏹	⏹	⏹
Technology	⏹		⏹		⏹	⏹	⏹	⏹
Supply Chain	⏹	⏹	⏹		⏹	⏹	⏹		⏹
Real Estate	⏹		⏹	⏹				⏹
GOVERNANCE
Risk Management	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹	⏹
Regulatory		⏹	⏹	⏹				⏹
Business Ethics & Responsibility		⏹		⏹		⏹			⏹
DEMOGRAPHIC BACKGROUND
Independence			⏹	⏹		⏹	⏹	⏹	⏹
Board tenure (at the 2025 Annual Meeting)	7	53	15	0	1	22	7	5	3
Age (at the 2025 Annual Meeting)	64	75	70	56	59	74	44	69	66

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INFORMATION CONCERNING THE BOARD OF DIRECTORS

COMPENSATION OF DIRECTORS

Independent Directors

Independent Directors are paid an annual retainer for service to the Board.  The Independent Lead Director is paid an additional annual fee for service on the Board.  Each Committee Chair is paid an additional annual fee for service as chair of each respective Committee.

To assist the Company in recruiting and retaining qualified Directors, the Company also awards each independent Director an annual restricted share award that vests in one installment after a one-year period.  Upon resignation from the Board for any reason other than retirement, death, or disability, all outstanding, unvested equity awards are immediately forfeited.  The Board makes an annual determination of the number of restricted shares to be awarded to each independent Director.

The following table summarizes the compensation paid to the independent Directors, including stock awards, for the year ended December 31, 2024:

INDEPENDENT DIRECTOR COMPENSATION
Annual Retainer	$114,000
Annual Independent Lead Director Fee	$40,000
Committee Chair Fees	$30,000	Audit Committee
	$25,000	Human Capital and Compensation Committee
	$20,000	Corporate Governance/Nominating Committee
Restricted Stock

In May of 2024, each independent Director was awarded a number of restricted shares valued at approximately $175,000.  These restricted shares vest in one installment after a one-year period.  In May of 2024, each independent Director received 173 restricted shares awarded at a price of $1,012.06 per share.

Non-Qualified Stock Options	No stock option awards were granted during 2024.

Independent Director retainers and fees in the aggregate amount of $851,875 were paid during 2024 and independent Director restricted stock awards with an aggregate fair value of $1,050,516 were granted in 2024.

Affiliated Directors

The Affiliated Director compensation plan, in which Larry O’Reilly was included in for 2024, provided an annual cash retainer of $289,000 for service to the Board.  Mr. O’Reilly was paid no other fee amounts and was not granted equity awards in 2024.

Gregory D. Johnson, who is also considered an Affiliated Director, was included in the Affiliated Director compensation plan for the portion of his Board service in 2024 and received an annual retainer and restricted stock award aligned with Independent Director compensation.  For 2024, Mr. Johnson was provided an annual retainer of $114,000, prorated for his term of Board service in 2024, and a restricted stock award valued at approximately $175,000 for service to the Board.  These restricted shares vest in one installment after a one-year period.  In May of 2024, Mr. Johnson received 173 restricted shares awarded at a price of $1,012.06 per share.  No other fee amounts were paid to Mr. Johnson for his service as a Director in 2024.

Greg Henslee and David O’Reilly do not receive any additional compensation for services they provide as Directors and are compensated solely for the services they provide as executive officers.

Director Ownership Guidelines

Please see the “Officer and Director Stock Ownership Guidelines” section of this proxy statement for details of the stock ownership requirements for directors.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 37

INFORMATION CONCERNING THE BOARD OF DIRECTORS

Compensation Paid to Directors

The following table summarizes the compensation paid to all Directors for the year ended December 31, 2024, other than Greg Henslee and David O’Reilly whose compensation is fully reflected in the “Summary Compensation Table” portion of this proxy statement and the portion of Gregory D. Johnson’s compensation while he was Chief Executive Officer during 2024, which is reflected in the “Summary Compensation Table” portion of this proxy statement:

DIRECTOR COMPENSATION
	Fees Earned or	Stock	All Other
	Paid in Cash	Awards (a)	Compensation	Total
Name	($)	($)	($)	($)
Larry O’Reilly (b)	285,923	—	—	285,923
Jay D. Burchfield (c)	65,750	—	—	65,750
Thomas T. Hendrickson	172,750	175,086	—	347,836
Gregory D. Johnson (d)	85,500	175,086	—	260,586
John R. Murphy	138,125	175,086	—	313,211
Dana M. Perlman	133,250	175,086	—	308,336
Maria A. Sastre	114,000	175,086	—	289,086
Andrea M. Weiss (e)	114,000	175,086	—	289,086
Fred Whitfield	114,000	175,086	—	289,086

(a)

Stock awards granted to Directors represent restricted shares, which vest in one installment after a one-year period.  The dollar value of stock awards represents the grant-date fair value of the awards based on the closing market price of the Company’s common stock on the date of the award.  Please see Note 15 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included on its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for further discussion of the assumptions used in calculating share-based compensation expenses in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”).  The table below summarizes the Directors’ outstanding restricted share awards as of December 31, 2024:

	Stock Awards
	Number of Shares or Units of Stock That	Market Value of Shares or Units of Stock That
	Have Not Vested (i)	Have Not Vested
Name	(#)	($)
Thomas T. Hendrickson	173	205,143
Gregory D. Johnson	173	205,143
John R. Murphy	173	205,143
Dana M. Perlman	173	205,143
Maria A. Sastre	173	205,143
Andrea M. Weiss	173	205,143
Fred Whitfield	173	205,143
(i)	Represents restricted shares granted on May 17, 2024. The restricted shares granted on May 17, 2024, vest in one installment on May 15, 2025.
(b)	Expected to retire from the Board at the end of the 2024 director term, consistent with the Board’s mandatory retirement age policy.
(c)	Retired from the Board at the end of the 2023 director term, consistent with the Board’s mandatory retirement age policy.
(d)	Mr. Johnson was approved by shareholders as a Director at the 2024 Annual Meeting of Shareholders.
(e)	Ms. Weiss is not standing for re-election to the Board at the 2025 Annual Meeting of Shareholders.

In addition, all Directors are reimbursed for appropriate travel and other out-of-pocket expenses incurred in connection with attendance at Board meetings.

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COMPENSATION OF EXECUTIVE OFFICERS

HUMAN CAPITAL AND COMPENSATION COMMITTEE REPORT

The Human Capital and Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Human Capital and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in O’Reilly Automotive, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024.

THE HUMAN CAPITAL AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF O’REILLY AUTOMOTIVE, INC.

John R. Murphy, Chair

Maria A. Sastre

Andrea M. Weiss

Fred Whitfield

COMPENSATION DISCUSSION & ANALYSIS	40	EXECUTIVE COMPENSATION TABLES	56
Executive Summary	40	Summary Compensation Table	56
Compensation Framework	42	Grants of Plan Based Awards	58
Compensation Philosophy	42	Outstanding Equity Awards at Fiscal Year End	59
Compensation Objectives	43	Option Exercises and Stock Vested	60
Team Member Experience	43	Nonqualified Deferred Compensation	60
Compensation Governance	45	CEO Pay Ratio	61
Compensation Oversight	45	Pay versus Performance	62
Competitive Assessments	45	Granting Certain Equity Awards	67
Risk Assessment of Compensation Programs	46	Potential Payments on Termination or Change in Control	67
Shareholder Support & Engagement	47	Director Compensation	68
Clawback Policy	47	Certain Relationships and Related Transactions	68
Insider Trading Policy	47
Prohibition on Pledging and Hedging Company Securities	47
Policies and Practices Related to the Timing of Equity Awards	48
Compensation Program Details	49
Base Salary	49
Incentive Compensation Plan	49
Long-Term, Stock-Based Incentives	51
Executive Stock Ownership Guidelines	52
Other Benefits	52
Compensation Mix	54

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 39

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION & ANALYSIS

This section describes the compensation packages of the Company’s principal executive officer, principal financial officer, and three other most highly compensated officers, which includes the Executive Chairman of the Board, the President, and the Executive Vice President and Chief Information Officer, who were each employed by the Company on December 31, 2024.  This section also describes the compensation packages of the Executive Vice Chairman of the Board and the Company’s former principal executive officer.  Collectively, these individuals are referred to as the “Named Executive Officers” or “NEOs” in this proxy statement.  The NEOs and their positions are identified below:

NAMED EXECUTIVE OFFICERS

GREG HENSLEE Executive Chairman of the Board	DAVID O’REILLY Executive Vice Chairman of the Board	GREGORY D. JOHNSON Former Chief Executive Officer (a)	BRAD BECKHAM Chief Executive Officer (b)

BRENT G. KIRBY President (c)	JEREMY FLETCHER Executive Vice President and Chief Financial Officer	SCOTT R. ROSS Executive Vice President and Chief Information Officer
(a)

Mr. Johnson retired as Chief Executive Officer on January 31, 2024.  Mr. Johnson was subsequently approved by shareholders as a Director at the 2024 Annual Meeting of Shareholders.  The portion of Mr. Johnson’s compensation for service as a Director is reflected in the “Compensation Paid to Directors” portion of this proxy statement.

(b)	Mr. Beckham was promoted to Chief Executive Officer on February 1, 2024.
(c)	Mr. Kirby’s title changed to President on February 1, 2024.

Executive Summary

Our principal business objective is to build an enterprise that develops strong teams, delivers exceptional service to our customers, and maximizes long-term value for our shareholders.  Our “promote from within” and pay-for-performance philosophies support this objective by linking a substantial portion of our executive compensation to Company performance and long-term stock price appreciation.

Our compensation programs are critical to our efforts to identify, develop, retain, and motivate talented Team Members in all levels of our organization to generate consistent, strong financial and operating results.  Our long track record of exceptional performance is exemplified by our average annual shareholder return of 20% over the past 10 years, compared to the average annual return for the S&P 500 of 11%.

2024 Financial and Operating Performance

Our Team’s ability to deliver sustained profitable growth is evidenced by our 2024 performance, which represents our 32nd consecutive year of comparable store sales increases and profitable growth since we became a public company in April of 1993.  Our Team Members’ unwavering commitment to excellent customer service is the hallmark of O’Reilly Auto Parts and the key to earning our customers' business every day.  Service and product availability are critical pieces of our value proposition and our ability to remain intensely focused on these fundamentals has continued to drive growth in our business.

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COMPENSATION OF EXECUTIVE OFFICERS

Sustained Strong Growth and Continued to Deliver Strong Results

Increase in Full-Year Comparable Store Sales	Full-Year Operating Profit Dollars	Full-Year Net Cash Provided by Operating Activities

Our 2024 results were achieved against a challenging industry backdrop through hard-won market share gains resulting from the commitment of our dedicated Team. Team O’Reilly continues to execute our proven dual market strategy at an extremely high level, powered by industry-leading parts availability and our robust, strategic, tiered distribution network.

We remain highly focused on effectively executing our capital allocation strategy, and in line with these priorities,

during 2024 we were able invest $1.02 billion in our existing business and expand our store base and distribution network. We added 198 net, new stores and began operating 23 stores in Canada with the acquisition of Groupe Del Vasto. We also relocated two distribution centers to larger, more efficient facilities and continued our strategic investments in technology and infrastructure. These capital investments will position us to continue to grow our business in new and existing market areas.

Continued to Return Value to our Shareholders

Diluted Earnings per Share	Total Shareholder Return

Our dedication to profitable growth and market share gains means that after we have exhausted all opportunities to profitably reinvest in the growth of our business at a high rate of return, we return excess capital to our shareholders through the consistent execution of our share repurchase program.

In 2024, we were able to return excess capital of $2.1 billion through our share repurchase program. Since we began our program in 2011, we have returned over $25 billion through our share repurchase program, and we continue to view the disciplined execution of our share repurchase program as an effective means of returning excess capital to our shareholders. We remain deeply committed to a balanced capital structure, which supports our investment-grade credit ratings and provides the flexibility to successfully execute on future growth opportunities, while also optimizing returns to our shareholders.

Building on Our Success

As we look forward, after a very successful year in 2024 and a tremendous legacy built over the past 67 years, we could not be more excited for the opportunities we see ahead for our Company, as we plan to add 200 to 210 net, new stores in 2025; to begin operating our new Virginia distribution center that will begin servicing the Washington, D.C., Maryland, and Virginia corridor in the second half of 2025;

and make progress towards the expansion of our Lakeland, Florida, distribution center. The strong foundation we have established, solidified by the unparalleled commitment, hard work, and professionalism of our dedicated Team Members, is a tremendous spring-board for continued long-term profitable growth.

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COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION framework

Compensation Philosophy

Our compensation philosophy has always been to mirror the ownership mentality at the core of our culture by incentivizing our Team Members to “run it like you own it.”  We continually evaluate and benchmark our comprehensive compensation programs to ensure they remain relevant and competitive.  Our compensation philosophy is rooted in three guiding principles:

I.	Linking pay with performance.
II.	Aligning our compensation framework with our strategic goals to drive long-term value for our shareholders.
III.	Ensuring we foster our “promote from within” philosophy by designing compensation programs to identify, develop, and retain a talented management team.

Pay-for-Performance

A substantial majority of our Team Members at all levels of our Company participate in compensation programs that align pay with performance, through variable compensation tied directly to operating results and goal-centered incentives aligned with our business strategies.  We believe these programs provide strong motivation to deliver outstanding performance, and instill an ownership culture whereby our Team Members are highly committed to providing superior value to our customers.  Our performance goals are designed to be sufficiently demanding, providing an opportunity to earn meaningful compensation commensurate with achievement of superior performance without encouraging excessive risk-taking.  We link a significant portion of executive compensation to Company performance, with achievement tied directly to our financial performance and stock price.

Align to Strategic Goals and Create Long-Term Shareholder Value

Our compensation programs are designed to support and enable achievement of our long-term strategic objectives, which, in turn, are aimed to create enhanced value for our shareholders.  We have long believed that a significant portion of our executives’ compensation should be directly tied to our stock price in order to align the financial interests of our executives with the interests of our shareholders.  This calibration of objectives ensures our Company leadership remains focused on the sustained financial performance and long-term growth that drives value for both our executives and shareholders, while also ensuring appropriate incentives exist to prevent unnecessary risk taking.  For this same purpose, we also maintain significant stock ownership requirements for our executives as described in the “Officer and Director Stock Ownership Guidelines” section of this proxy statement.

Identify, Develop, and Retain a Talented Management Team, Fostering a “Promote from Within” Philosophy

Since our founding, a fundamental core value at the heart of our Culture has been our commitment to our Team Members.  Our “promote from within” philosophy encompasses our Company’s strategies for creating career opportunities for our Team Members.  We execute this philosophy by ensuring every member of Team O’Reilly has access to development opportunities and pathways into leadership roles across our business.  The designs of our compensation programs go hand-in-hand with this “promote from within” philosophy; we structure our compensation to be competitive with the market, allowing us to identify, develop, and retain talented team members, while also motivating those team members to build successful, long-term careers with our Company.  Our approach to executive compensation reinforces these objectives, by creating incentives for our senior leadership team to aspire to continue growth within our Company and ensuring our existing executives remain motivated to drive the long-term success of the Company.  We also capitalize on specific opportunities to augment the strength of our Team with external strategic hires, and our compensation framework has enabled us to effectively recruit highly qualified individuals who have quickly adopted our Company’s focus on long-term growth and value creation.  Our compensation strategies have been very effective at promoting retention, with our senior leaders typically staying with our Company until retirement.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Objectives

The main objective of the Company’s compensation philosophy is to provide its executive officers and management with a total compensation package that is competitive and equitable, and which encourages and rewards performance based in part upon the Company’s performance in terms of increases in long-term shareholder value.  Aligning the interests of our executive and management teams with those of our shareholders further promotes the success of not only the Company but also our Team Members.  Executive compensation features short-term cash incentives and long-term share-based incentives, among other elements:

ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
●
Fixed cash compensation.
●
Attracts and retains highly qualified executives with stable, cash compensation.
●
Salaries reflect individual’s level of responsibility and experience, scope and complexity of position, and market data.

Annual Cash Incentive	● Variable cash compensation. ● Drives short-term Company performance. ● Payout is based upon performance against pre-established financial goals.

Long-Term Share-Based Incentive	● Variable equity compensation, subject to holding requirements. ● Drives long-term performance. ● Aligns executives’ interests with shareholders by rewarding long-term value creation.

Benefits
●
Competitive benefits package with many options to meet varying needs.
●
Health, wellness, and retirement benefit plans and programs.
●
Supports attracting and retaining Team Members, including experienced executives.

Perquisites
●
Limited perquisites and personal benefits, which can include reimbursement for health and club memberships and reimbursement under the Company’s executive management medical reimbursement benefit plan.
●
Consistent with the objectives of attracting and retaining superior talent.

Team Member Experience

Early in our Company’s history, we established a non-negotiable goal to be the Friendliest Parts Store in Town.  Our neighborhood parts stores, distribution centers, and corporate offices are staffed with Team Members that reflect the communities they serve.  We are committed to fostering a culture where every Team Member’s voice is heard, valued, and respected.  We are dedicated to creating an environment that is free from discrimination, harassment, and bias, and where everyone has equal opportunities to thrive and succeed.  We believe in celebrating and embracing the unique perspectives, experiences, and talents that each person brings and that such contributions are strengths to be levered, because a wide variety of viewpoints shapes our best path forward.

The Human Capital and Compensation Committee’s policies and procedures are designed to assist the Board in its oversight of the implementation and effectiveness of its policies and strategies regarding the investment in the Company’s most important asset:  its Team Members.  These strategies and policies include, but are not limited to:

●	Recruiting and retaining qualified Team Members.
●	Supporting the career development and progression of Team Members.
●	Management succession, in conjunction with the Company’s Corporate Governance/Nominating Committee.

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COMPENSATION OF EXECUTIVE OFFICERS

Additional information about shareholder engagement, Team Member experience, and human capital management practices can be found in our most recent Environmental, Social, and Governance report, which is available on our website at www.OReillyAuto.com.  Our Environmental, Social, and Governance report is not, and will not be deemed to be, a part of this proxy statement, or incorporated by reference into any of our other filings with the Securities and Exchange Commission.

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COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION GOVERNANCE

Compensation Oversight

The Human Capital and Compensation Committee is comprised of independent Directors appointed by the Board and oversees the executive compensation program for the Company’s NEOs, Executive Vice Presidents, and Senior Vice Presidents (collectively, its “executive officers”).  The Human Capital and Compensation Committee relies on members of management and an independent compensation consultant for assistance in performing its duties.

●
Role of Human Capital and Compensation Committee
●
Evaluates performance of executive officers and their achievement of performance targets outlined within compensation plans.
●
Reviews and approves executive compensation programs, ensuring alignment with the Company’s strategic priorities.
●
Approves performance targets within incentive compensation plans.

●
Approves compensation adjustments for executive officers.
●
Oversees risk assessment process relating to Company’s overall compensation practices.
●
Reviews and approves all share-based compensation awards.
●
Approves Company’s peer group used for assessing market compensation levels and pay practices.

Role of Independent Consultant	Role of Management
●
Selected and engaged by the Human Capital and Compensation Committee, attends Committee meetings upon request, and presents reports directly to the Committee.
●
Reports on current developments, trends, and competitive practices related to executive compensation.
●
Assesses the relevance of the Company’s peer group and reviews executive compensation relative to the Company’s peer group and survey data.
●
Advises on compensation program design, risks, mix of compensation components, and alignment with the Company’s performance philosophy.

●
Performs analysis on peer group compensation practices.
●
Provides assessment of performance of executive officers (other than themselves).
●
Provides recommendations regarding compensation structure, amounts, program design, and changes to existing plans.
●
Provides recommendations on the performance goals utilized in annual cash incentive compensation.
●
Assesses the alignment of the Company compensation plans with Company’s performance philosophy, business plans, and strategies.

Competitive Assessments

The Company’s Human Resources Department, utilizing both publicly available and third-party compiled data, provides the Human Capital and Compensation Committee with industry benchmark information and compensation survey data from the companies in its peer group, including peer salary, bonus, incentive compensation, share-based compensation, and other compensation.  The group of peer companies is reviewed annually by the Human Capital and Compensation Committee to ensure that the comparisons are meaningful.  The Human Capital and Compensation Committee evaluates retail peers that conduct business outside of the automotive aftermarket industry based on criteria such as revenue, operating margin, net income, market capitalization, team member count, and one- and three-year total shareholder returns, as applicable.  In addition to these key financial and operational metrics, the Human Capital and Compensation Committee also evaluates potential peers based on competition for Team Member recruitment and companies whose general customer demographics are similar to those of the Company.

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COMPENSATION OF EXECUTIVE OFFICERS

The Human Capital and Compensation Committee considers the Company’s relative performance compared with the established group of peer companies in the automotive aftermarket industry and other specialty retailers and considers broad-based survey data compiled by a third-party, Equilar, Inc., including total compensation for top management at companies with total revenues comparable to the total revenues of the Company.  The Human Capital and Compensation Committee does not use this data or peer group data to set specific compensation benchmarks for a position or for any element of compensation but, rather, to evaluate the overall performance of the Company and the individual performance of management to set compensation at reasonable and competitive levels.

Based on its annual review using the previously described criteria, the Human Capital and Compensation Committee removed three companies from and added three companies to the peer group, compared to 2023.  The companies removed from and added to the peer group are identified in the following table, and the next table identifies the Company’s 2024 peer group members.  Further below, the range, mean, and median revenue and market capitalization of the Company’s 2024 peer group, as well as those metrics for O’Reilly, for the twelve months ended December 31, 2024, or of the most recently completed period end, are identified.

PEER GROUP CHANGES
Removal from Peer Group	Addition to Peer Group
Big Lots, Inc.	BJ's Wholesale Club Holdings, Inc.
Darden Restaurants, Inc.	Fastenal Company
Foot Locker, Inc.	Ulta Beauty, Inc.

PEER GROUP
	Peer Ticker		Peer Ticker
Peer Name	Symbol	Peer Name	Symbol
Advance Auto Parts, Inc.	AAP	Genuine Parts Company	GPC
AutoNation, Inc.	AN	LKQ Corporation	LKQ
AutoZone, Inc.	AZO	Lowe’s Companies, Inc.	LOW
BJ's Wholesale Club Holdings, Inc.	BJ	Ross Stores, Inc.	ROST
CarMax, Inc.	KMX	The Sherwin-Williams Company	SHW
Dick’s Sporting Goods, Inc.	DKS	Tractor Supply Company	TSCO
Dollar General Corporation	DG	Ulta Beauty, Inc.	ULTA
Dollar Tree, Inc.	DLTR	W.W. Grainger, Inc.	GWW
Fastenal Company	FAST

		MARKET
($ in billions)	REVENUE	CAPITALIZATION
Peer Group
Range	$7.55 - $83.67	$2.81 - $138.75
Mean	$23.68	$34.13
Median	$20.47	$16.55
O’Reilly Automotive, Inc.	$16.71	$68.16

Risk Assessment of Compensation Programs

The Human Capital and Compensation Committee has reviewed the potential effects of the various components of the Company’s executive officers’ compensation and benefits programs on individual and collective behavior and, ultimately, on the Company’s risk profile and overall approach to risk management.  The Human Capital and Compensation Committee focuses on the Company’s short- term incentives, long-term incentives, and change in control benefits as having the greatest potential to create incentives for individual or collective risk taking.  Following a thorough review of these and the other components of the Company’s compensation and benefits programs, the Human Capital and Compensation Committee has determined that the programs do not create any incentives with respect to individual or collective behavior that are likely to have a material adverse effect upon either the Company’s risk profile or overall approach to risk management.

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COMPENSATION OF EXECUTIVE OFFICERS

Additionally, the Company’s non-executive officer and management compensation policies and practices do not excessively incentivize inappropriate risk-taking by its Team Members, and therefore, it is not reasonably likely that the current compensation policies and practices create risk that would have a material adverse effect on the Company.

Shareholder Support & Engagement

At the 2024 Annual Meeting, over 90% of the votes cast in the advisory vote on executive compensation, which were present and entitled to vote on the matter, were in favor of the compensation of the Company’s NEOs.  We have never received less than 85% votes cast in favor of our pay practices since “Say-on-Pay” was introduced in 2011.  We consider this voting record to be a strong validation that our pay practices are firmly aligned with our shareholders’ desires.

In addition to reviewing the results of our Say-on-Pay vote, we routinely engage directly with our shareholders covering a diverse range of topics, including overall business strategy and performance, executive compensation, corporate governance, and environmental and social responsibility issues.  The Human Capital and Compensation Committee has and will continue to consider the voting results and shareholder sentiments.  Listening to our shareholders aids in framing an executive compensation program that aligns the long-term interests of the Company’s executive officers with the interests of our shareholders.

Clawback Policy

The Board is dedicated to maintaining and enhancing a culture that is focused on integrity and accountability while tying compensation to the Company’s performance.  The Board, following a recommendation by the Human Capital and Compensation Committee, adopted an incentive compensation clawback policy in 2014.  In 2022, the SEC adopted final rules implementing the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), leading to new Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement.  In 2023, the Company reviewed and amended and restated its incentive compensation clawback policy (as so amended and restated, the “Clawback Policy”) to comply with the new requirements.  Each of the Company’s NEOs has signed an acknowledgment agreeing to comply with the provisions of the Clawback Policy.  The Clawback Policy is intended to be consistent with applicable laws, listing standards and best corporate governance practices.

The Clawback Policy includes a mandatory recovery element applicable to our current and former Section 16 officers to comply with the incentive-based compensation recovery provisions of the Dodd-Frank Act and the Nasdaq listing standards regarding recovery of erroneously awarded compensation in the event of an accounting restatement on a “no fault” basis.  In addition, the Clawback Policy provides that if the Board or the Human Capital and Compensation Committee determines that any current or former NEO engaged in fraud or willful misconduct that contributed to an obligation to restate the Company’s financial statements, then the Board or the Human Capital and Compensation Committee may seek recovery or forfeiture of all or a portion of any Additional Compensation (as defined below) awarded to the current or former NEO over a three-year lookback period.

“Additional Compensation” means performance bonuses and incentive awards (including any stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, or other stock-based awards, including any time-vesting equity awards) paid, granted, vested, or accrued under any Company plan or agreement in the form of cash or shares, in each case, to the extent it is not captured as erroneously awarded compensation under the mandatory recovery portion of the Clawback Policy.

Insider Trading Policy

The Company has adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees and that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq Stock Exchange listing standards applicable to us.  A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Prohibition on Pledging and Hedging Company Securities

The Company’s Insider Trading Policy specifically prohibits Directors and Named Executive Officers from hedging or pledging Company securities.  These covered persons may not enter into hedging or monetization transactions with respect to Company securities, and they are not permitted to hold Company securities in a margin account or pledge Company securities as collateral for a loan.  The

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COMPENSATION OF EXECUTIVE OFFICERS

Board believes this policy further ensures the interests of these covered persons will remain aligned with those of the Company’s security holders and these individuals will continue to be incentivized to execute the Company’s long-term plans and achieve the performance for which their equity awards are intended to promote.

Policies and Practices Related to the Timing of Equity Awards

Pursuant to our compensation programs, we may grant equity awards, such as stock options or stock appreciation rights from time to time.  Although we have not adopted a formal policy regarding the timing of equity award grants, including stock option grants, the Human Capital and Compensation Committee generally approves equity award grants during its regularly scheduled meeting in the first quarter of each fiscal year, provided that grants may occur off-cycle, including, without limitation, for certain defined advances in positions.  The Human Capital and Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, nor is the timing of disclosures of material nonpublic information based on equity award grant dates. The Human Capital and Compensation Committee does not take material nonpublic information into account when determining the terms of equity awards and has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Program Details

Base Salary

The Company provides competitive annual base salaries to its executive officers and management in recognition of their job responsibilities and performance.  In determining annual base salary, it is the Human Capital and Compensation Committee’s goal to bring the salaries of the Company’s executive officers and management in line with base compensation being paid by its peer group.  The Human Capital and Compensation Committee specifically reviews compensation information from the publicly traded automotive aftermarket companies in its peer group and compensation surveys and data from the other specialty retailers in its peer group.

The Human Capital and Compensation Committee believes that the Company’s principal competitors for its executive officers are not necessarily the same companies that would be included in a peer group compiled for purposes of comparing shareholder returns.  Consequently, the companies that are reviewed for such compensation purposes may not be the same as the companies comprising the indices included in the Annual Report of the Company for 2024 that accompanies this proxy statement.

The Human Capital and Compensation Committee increased base salary levels in 2024 for the Company’s NEOs to maintain compensation at competitive levels and to reflect Company performance and the individual performance of each of its NEOs.  Such base salary increases took effect in March of 2024, or when individual promotions took effect in 2024, as applicable.

	2024 Base	2023 Base
	Salary	Salary
Executive	($)	($)	Change	Rationale
Greg Henslee				Salary increase aligned with Mr.
Executive Chairman of the Board	831,500	808,500	2.8%	Henslee's role and responsibilities.
David O’Reilly				Salary increase aligned with Mr.
Executive Vice Chairman of the Board	720,500	700,500	2.9%	O'Reilly's role and responsibilities.
Gregory D. Johnson				Mr. Johnson retired in January of 2024.
Former Chief Executive Officer	—	1,475,000	(100.0)%
Brad Beckham				Salary increase aligned with the
Chief Executive Officer				change in the scope of Mr. Beckham's
				role and responsibilities from his
	1,000,000	750,000	33.3%	promotion to CEO.
Brent G. Kirby				Salary increase aligned with the
President				change in the scope of Mr. Kirby's
				role and responsibilities from his
	900,000	750,000	20.0%	change in position to President.
Jeremy Fletcher				Salary increase aligned with the
Executive Vice President and Chief Financial Officer				performance evaluation approach
	650,000	600,000	8.3%	for all Team Members.
Scott R. Ross				Salary increase aligned with the
Executive Vice President and Chief Information Officer				performance evaluation approach
				for all Team Members, given his
	575,000	560,000	2.7%	start date in October of 2023.

Incentive Compensation Plan

The Company provides competitive annual incentive compensation as a percent of base salary based on achievement of certain objective performance goals established by the Human Capital and Compensation Committee each year to motivate attainment of short-term goals, link annual cash compensation to achievement of annual priorities, and reward individual performance and contributions.

At the beginning of each year a comprehensive operating plan is developed, which contains estimates for the Company’s projected performance for the year, by reviewing the Company’s historical performance, trends in the automotive aftermarket and retail

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COMPENSATION OF EXECUTIVE OFFICERS

industry, the performance of industry peers, and general economic conditions.  The targets for the incentive compensation plans set by the Human Capital and Compensation Committee generally correspond to this operating plan.

The comprehensive operating plan for the 2024 fiscal year was approved by the Board in February of 2024 and reflects the projected results for the 2024 fiscal year.  The Company’s actual performance in each of the target areas is compared to the individual targets predetermined by the Human Capital and Compensation Committee to determine the incentive amount, if any, earned by each executive officer.  Upon achievement of such performance goals, executive officers receive incentive compensation based upon a percentage of their respective base salaries for the attainment of a defined performance goal.  The performance achievement percentage may not exceed 500% per participant, and the incentive compensation achieved has a maximum payout of $10,000,000 per participant.

Target

The overall potential compensation varies depending upon the executive’s position; however, under the Company’s 2017 Incentive Award Plan (the “Plan”), the maximum aggregate amount of cash compensation that may be paid to any one participant in any year is $10,000,000.  For 2024, for each of the Company’s NEOs who participated in the Plan, the targets as a percentage of individual base salaries are identified in the table below, which were, in each case, the same position level salary targets applicable in 2023:

Target as a
Executive	Percentage of Base Salary
Brad Beckham, Chief Executive Officer	100%
Brent G. Kirby, President	100%
Jeremy Fletcher, Chief Financial Officer	80%
Scott R. Ross, Chief Information Officer	80%

The Board sets performance target achievement levels for its executives that are challenging enough to require strong and consistent effort by the executives to be achieved and such that the Company’s actual performance above projections would result in payouts above target levels and would likely also result in an increase in total shareholder value.  Over the last five years, annual incentive payouts under the executive incentive compensation plan have exceeded target four times, ranging from 50% to 765% of target during this period of time, and over that same period, the value of the Company’s stock, and associated total shareholder return, increased 171%.

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COMPENSATION OF EXECUTIVE OFFICERS

Performance Goals

The performance metrics, weighting, targets, actual results and achievement levels utilized by the Human Capital and Compensation Committee for calculating the incentive compensation payable to each of the NEOs for the year ended December 31, 2024, are identified in the table below:

	Weight				Achievement
Performance Metric	(%)	Threshold	Target	Actual	(%)
Comparable store sales (a)	30	2.5%	4.0%	2.9%	11.0
Operating income (in thousands)	30	$3,271,000	$3,371,000	$3,251,157	—
Return on invested capital (b)	20	62.02%	67.29%	66.93%	19.0
Free cash flow (in thousands) (c)	20	$1,693,000	$1,993,000	$1,987,808	20.0
	100				50.0
(a)

Calculated based on the change in sales for U.S. stores open at least one year and excludes sales of specialty machinery, sales to independent parts stores, and sales to Team Members, as well as sales from Leap Day for the year ended December 31, 2024.

(b)	Calculated as net income, excluding excess tax benefit from share-based compensation payments, plus interest expense, divided by the sum of average debt, and average equity, less average cash.
(c)

Calculated as net cash provided by operating activities, less capital expenditures, excess tax benefit from share-based compensation payments, and investment in/(return of) tax credit equity investments.

Actual Payouts

The following table summarizes the 2024 performance incentive compensation plan salary targets and the resulting payouts, based on the Company’s actual financial performance against the pre-established financial metrics identified in the above table, for each of the Company’s NEOs who participated in the Plan:

					Incentive
	Base Salary	Target	Target	Achievement (a)	Achieved (b)
Executive	($)	(%)	($)	(%)	($)
Brad Beckham
Chief Executive Officer	1,000,000	100	1,000,000	50.0	500,000
Brent G. Kirby
President	900,000	100	900,000	50.0	450,000
Jeremy Fletcher
Executive Vice President and Chief Financial Officer	650,000	80	520,000	50.0	260,000
Scott R. Ross
Executive Vice President and Chief Information Officer	575,000	80	460,000	50.0	230,000
(a)	Performance incentive compensation plan has a maximum achievement of five-times annual base salary per participant.
(b)	Performance incentive compensation plan has a maximum payout of $10,000,000 per participant.

Long-Term, Stock-Based Incentives

The Company offers long-term incentives for executive officers and management in the form of stock option and restricted stock awards.  Stock options and restricted stock may be awarded to the Company’s NEOs, upper- and middle-managers and other key personnel.

The Company believes that its stock-based incentive programs are an important component of compensation to drive long-term corporate performance.  The Human Capital and Compensation Committee has determined that the annual award of restricted stock or grant of stock options to the Company’s executive officers is a key component of each executive officer’s total compensation package based on their duties.  The amounts of such restricted stock awards and/or stock option grants are determined by the Human Capital and Compensation Committee annually in conjunction with performance reviews and salary adjustments during the February Human Capital and Compensation Committee meeting.

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COMPENSATION OF EXECUTIVE OFFICERS

In determining how many restricted stock awards and/or stock options should be granted, the Human Capital and Compensation Committee considers the responsibilities and level of each of the executive officers, as well as the Company’s financial performance and other factors as it deems appropriate, consistent with its compensation philosophy and policies.  The restricted stock awards and stock options awarded by the Human Capital and Compensation Committee in 2024, as reflected in the “Grants of Plan Based Awards” table, include an annual award of restricted stock or grant of stock options, as the case may be, determined by the Human Capital and Compensation Committee in consideration of the factors described above.

In the past, the Human Capital and Compensation Committee has reviewed and considered using other equity-based incentives for the long-term compensation component.  After a thorough analysis, including an analysis of the equity grant practices of our peer group companies, stock options and restricted stock awards were determined to be the most effective methods of aligning management interests with those of the Company’s shareholders.  Stock options are more prevalently awarded to Team Members for the following reasons:

●	Stock options directly align management’s interest with the long-term interests of shareholders by awarding value upon stock price appreciation and long-term value creation.
●	The 10-year term of stock options keep management focused on a 7- to 10-year performance period, the typical outstanding life of options awarded to executives.

The Human Capital and Compensation Committee has also established specific stock option awards to be granted upon the achievement of certain defined advancements in position.  These position grants occur on the date of promotion or appointment to such positions with an option price equal to the closing market value of the common stock underlying the option on such date.  It is the Company’s belief that these position-related grants significantly increase the retention, motivation, and overall performance of its executives, management, and other Team Members.  In furtherance of this belief, the Company also has a Team Member stock purchase plan that enables Team Members to purchase O’Reilly common stock at a discount through payroll deductions, and Team Members are also able to invest in the Company’s common stock through its 401(k) plan.

Executive Stock Ownership Guidelines

In keeping with our compensation philosophy and objectives, we maintain robust stock ownership requirements for all executive officers.  Please see the “Officer and Director Stock Ownership Guidelines” section of this proxy statement for details of the stock ownership requirements for executive officers.

Other Benefits

Benefits

We offer a competitive benefits package with many options to meet the varying needs of our Team Members.  We provide our full- and part-time Team Members with the information they need to make informed decisions and select benefits that provide the best value and protection for them.  Our executive officers participate in many benefits on the same terms that are offered to all of our U.S. Team Members.

We also provide our executive officers with limited additional benefits and perquisites for retention and recruiting purposes, to replace benefit opportunities lost due to regulatory limits, and to enhance their ability to focus on our business.  Perquisites can include allowance for personal automobile, reimbursement for health and country club memberships, and reimbursements under the Company’s executive management medical reimbursement benefit plan.  Perquisite amounts for the Company’s NEOs are included in the “Summary Compensation Table” in the column “All Other Compensation.”  The Human Capital and Compensation Committee believes the offered perquisites are limited and reasonable.

Retirement Plans

The Company sponsors a 401(k) Profit Sharing and Savings Plan (the “401(k) Plan”) that allows Team Members to make plan contributions on a pre-tax basis.  The Company matches 100% of the first 2% of the Team Member’s compensation and 25% of the next 4% of the Team Member’s compensation.  Although executives are eligible to participate in the 401(k) Plan, the application of

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COMPENSATION OF EXECUTIVE OFFICERS

the annual limitations on contributions under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”) prevents highly compensated employees, as defined by the Code, from participating at the same levels as non-highly compensated employees.

The Company has established the O’Reilly Automotive Deferred Compensation Plan (the “Deferred Compensation Plan”), which is intended to restore contributions lost because of the application of the annual limitations under the Code that are applicable to the 401(k) Plan.  The Deferred Compensation Plan provides executives whose participation in the 401(k) Plan is limited with the opportunity to defer the full 6% of covered compensation, including base salary, incentive-based compensation, and bonuses, by making contributions to the Deferred Compensation Plan.  The Company may make discretionary contributions to the Deferred Compensation Plan on an annual basis as determined by the Board of Directors.  Under the Deferred Compensation Plan, executive officers can elect to allocate their contributions to various equity, bond, or fixed income funds that mirror the 401(k) Plan, or a combination thereof, and all interest and/or earnings, which may be credited to the executive officer’s account, are based on the applicable fund’s market performance.  Executive officers may elect to receive distributions at retirement or starting in a specific future year before or after anticipated retirement and may elect to receive the distribution in a lump sum or in periodic payments.  The benefit of a Deferred Compensation Plan, which assists executives in accumulating funds for retirement, is consistent with observed competitive practices of similarly situated companies.

Tax Considerations

Section 162(m) (“Section 162(m)”) of the Code generally disallows a tax deduction to publicly held companies for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year.  The Human Capital and Compensation Committee believes that in establishing the cash and equity incentive compensation programs for the Company’s executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor.

Accordingly, the Human Capital and Compensation Committee may provide one or more executive officers with the opportunity to earn compensation, whether through base salary, cash incentive-based compensation programs tied to the Company’s financial performance, or share-based awards in the form of restricted stock or stock options, which may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Code.  The Company believes it is important to maintain incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if a portion of that compensation may not be tax deductible by reason of the Section 162(m) limitation.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Mix

The following table summarizes the Company’s actual compensation mix that resulted in 2024 from the compensation programs and practices described above, which includes base salary, restricted stock awards or stock options, non-equity incentive compensation and/or other benefits, for each of its NEOs:

		Restricted		Non-Equity
	Base	Stock	Stock	Incentive	Other	Total
Named Executive Officer	Salary	Awards	Options	Compensation	Benefits	Compensation
Greg Henslee
Executive Chairman of the Board	63%	32%	—%	—%	5%	100%
David O’Reilly
Executive Vice Chairman of the Board	64%	32%	—%	—%	4%	100%
Gregory D. Johnson (a)
Former Chief Executive Officer	45%	—%	—%	—%	55%	100%
Brad Beckham (b)
Chief Executive Officer	35%	—%	44%	18%	3%	100%
Brent G. Kirby (c)
President	38%	—%	39%	20%	3%	100%
Jeremy Fletcher
Executive Vice President and Chief Financial Officer	40%	—%	40%	16%	4%	100%
Scott R. Ross
Executive Vice President and Chief Information Officer	50%	—%	25%	20%	5%	100%
(a)	Mr. Johnson retired as Chief Executive Officer on January 31, 2024.
(b)	Mr. Beckham was promoted to Chief Executive Officer on February 1, 2024.
(c)	Mr. Kirby’s title changed to President on February 1, 2024.

54 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Based on the 2024 incentive compensation detailed in the table above, the graphs below depict:

I.	A significant portion of our executives’ compensation was variable, which was based on the Company’s financial and stock price performance.
II.	Aligning with the compensation programs and practices described above, a portion of our executives’ compensation achievement was equity-based.

EXECUTIVE INCENTIVE COMPENSATION
Brad Beckham	Brent G. Kirby

Jeremy Fletcher	Scott R. Ross

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 55

COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION TABLES

The following table summarizes the annual compensation paid to or earned by the Company’s NEOs for the fiscal years ended December 31, 2024, 2023, and 2022:

SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Option	Incentive Plan	All Other
		Salary(a)	Bonus	Awards(b)	Awards(c)	Compensation(d)	Compensation(e)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)
Greg Henslee	2024	827,077	—	415,658	—	—	65,688	1,308,423
Executive Chairman	2023	804,885	—	404,441	—	—	60,373	1,269,699
of the Board	2022	779,615	—	392,325	—	—	60,413	1,232,353

David O’Reilly	2024	716,654	—	360,446	—	—	39,255	1,116,355
Executive Vice	2023	697,346	—	350,462	—	—	38,958	1,086,766
Chairman of the Board	2022	675,385	—	340,147	—	—	38,590	1,054,122

Gregory D. Johnson (f)	2024	187,212	—	—	—	—	228,880	416,092
Former Chief Executive Officer	2023	1,467,308	1,475,000	—	—	2,614,233	46,811	5,603,352
	2022	1,413,462	—	—	1,425,055	2,550,499	88,335	5,477,351

Brad Beckham (g)	2024	971,154	—	—	1,250,586	500,000	89,323	2,811,063
Chief Executive Officer	2023	744,231	—	—	750,154	1,329,271	34,822	2,858,478
	2022	600,000	—	—	1,599,991	859,116	49,303	3,108,410

Brent G. Kirby (h)	2024	882,692	—	—	900,589	450,000	62,578	2,295,859
President	2023	744,231	—	—	750,154	1,329,271	53,488	2,877,144
	2022	600,000	—	—	1,599,991	859,116	49,292	3,108,399

Jeremy Fletcher (i)	2024	640,385	—	—	650,472	260,000	59,220	1,610,077
Executive Vice President and	2023	592,308	—	—	300,062	850,734	47,890	1,790,994
Chief Financial Officer	2022	468,462	—	—	1,105,037	787,523	30,722	2,391,744

Scott R. Ross (j)	2024	572,116	—	—	287,467	230,000	55,163	1,144,746
Executive Vice President and	2023	75,385	—	—	1,000,068	448,000	17,088	1,540,541
Chief Information Officer

(a)	The “Salary” column includes the portion of salary deferred at a NEO’s election under the Company’s 401(k) Plan and/or Deferred Compensation Plan.
(b)

The “Stock Awards” column refers to restricted share awards granted in 2024, 2023, and 2022, as further discussed in the “Long-Term, Stock-Based Incentives” section of the “Compensation Discussion and Analysis” portion of this proxy statement.  All restricted shares awarded vest annually in equal installments over a one-year or three-year period, commencing on the first anniversary of the award, subject to the executive’s continued service through each vesting date.  The dollar value of stock awards represents the grant-date fair value of the awards based on the closing market price of the Company’s common stock on the grant date of the award.  Please see Note 15 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for further discussion of the accounting used in calculating share-based compensation expenses in accordance with ASC 718.

(c)

The “Option Awards” column refers to the option awards granted to the NEOs, which become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant and the remainder become exercisable four years from the date of grant.  The amounts shown in the above table reflect the grant date fair value of stock option awards granted during 2024, 2023, and 2022.  During the fiscal years ended December 31, 2024, 2023, and 2022, no option awards were forfeited by the NEOs.  The grant date fair value of option awards was determined using the Black-Scholes option-pricing model.  The Black-Scholes model requires the use of assumptions, including expected volatility, expected life, the risk-free rate, and the expected dividend yield.  Please see Note 15 “Share-Based Compensation and Benefit Plans” to the Company’s Consolidated Financial Statements included

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in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for further discussion of these assumptions and the accounting used in calculating share-based compensation expenses in accordance with ASC 718.

(d)

The “Non-Equity Incentive Plan Compensation” column refers to the cash payouts under the Company’s annual performance incentive plan, which is paid in the year following the plan year.  A detailed description of the annual performance incentive plan can be found in the “Incentive Compensation Plan” section of the “Compensation Discussion and Analysis” portion of this proxy statement.

(e)	The “All Other Compensation” column includes the following:

		Company				Stock				Other
		Contributions		Medical	Value of	Discount from				Perquisites
		to Deferred	Company	Insurance	Company Paid	Employee	Allowance for			and
		Compensation	Contributions	Premium	Group Term	Stock	Personal	Relocation	Club	Personal
		Plan	to 401(k) Plan	Reimbursement	Life Insurance	Purchase Plan	Automobile	Expenses	Dues	Benefits (ii)
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)	($)
Greg	2024	16,594	10,075	11,500	3,564	7,134	7,800	—	8,650	371
Henslee	2023	12,594	9,138	11,000	3,564	7,086	8,400	—	—	8,591
	2022	23,388	906	10,700	3,564	6,855	7,800	—	—	7,200
David	2024	10,508	10,350	11,500	6,014	—	—	—	—	883
O’Reilly	2023	7,840	12,453	11,000	6,798	—	—	—	—	867
	2022	20,262	—	10,700	6,798	—	—	—	—	830
Gregory D.	2024	39,466	9,190	1,769	268	1,001	600	—	721	175,865
Johnson (f)	2023	—	4,553	11,000	2,322	12,913	7,200	—	—	8,823
	2022	42,404	4,933	10,700	2,322	12,421	7,200	—	—	8,355
Brad	2024	39,900	10,350	11,500	810	8,399	7,350	—	10,708	306
Beckham (g)	2023	—	1,212	11,000	775	6,465	6,600	—	—	8,770
	2022	18,000	—	10,700	472	5,226	6,600	—	—	8,305
Brent	2024	17,247	10,350	11,500	2,322	3,075	7,200	—	10,708	176
Kirby (h)	2023	10,688	10,523	11,000	2,281	2,586	7,200	—	—	9,210
	2022	18,000	1,385	10,700	1,242	2,091	7,200	—	—	8,674
Jeremy	2024	14,308	8,827	11,500	810	5,617	7,200	—	10,708	250
Fletcher (i)	2023	5,192	8,135	11,000	705	5,192	7,800	—	—	9,866
	2022	14,054	—	10,700	477	3,977	600	—	—	914
Scott R.	2024	—	10,350	11,500	2,054	3,744	8,400	9,922	9,068	125
Ross (j)	2023	—	1,938	1,692	—	—	—	13,358	—	100

(ii)

The “Other Perquisites and Personal Benefits” column for each NEO for 2024 included perquisites and personal benefits valued at less than $10,000 for each benefit, which consisted primarily of an annual holiday gift award for all NEOs, except for Mr. Johnson, whose consisted entirely of the payout of earned unused paid time off, consistent with the Company’s policy for all eligible Team Members.

(f)

In November of 2023, in connection with Mr. Johnson’s retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, for purposes of the table above, Mr. Johnson is shown as having no equity-based compensation awarded in 2023.

(g)	Mr. Beckham was promoted to Chief Executive Officer in February of 2024.
(h)	Mr. Kirby’s title changed to President in February of 2024.
(i)	Mr. Fletcher was promoted to Executive Vice President and Chief Financial Officer in May of 2022.
(j)	Mr. Ross joined the Company in October of 2023 and received a one-time stock option award aligned with his position at that time.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes all awards granted during the year ended December 31, 2024, to each of the NEOs:

GRANTS OF PLAN BASED AWARDS
					All Other	All Other
					Stock	Option		Grant
					Awards:	Awards:	Exercise	Date Fair
		Estimated Future Payouts			Number	Number of	or Base	Value of
		Under Non-Equity Incentive			of Shares	Securities	Price of	Stock and
		Plan Awards (a)			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum (b)	or Units (c)	Options (d)	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	($/Sh)	($)
Greg Henslee	2/1/2024	—	—	—	399	—	—	415,658
David O’Reilly	2/1/2024	—	—	—	346	—	—	360,446
Gregory D. Johnson (e)		—	—	—	—	—	—	—
Brad Beckham		—	1,000,000	—	—	—	—	—
	2/1/2024	—	—	—	—	2,980	1,041.75	1,250,586
Brent G. Kirby		—	900,000	—	—	—	—	—
	2/1/2024	—	—	—	—	2,146	1,041.75	900,589
Jeremy Fletcher		—	520,000	—	—	—	—	—
	2/1/2024	—	—	—	—	1,550	1,041.75	650,472
Scott R. Ross		—	460,000	—	—	—	—	—
	2/1/2024	—	—	—	—	685	1,041.75	287,467
(a)

The “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” - “Target” column refers to the potential cash payouts under the Company’s annual performance incentive plan for its executive officers, including the NEOs, for 2024, which would be paid during 2025.  The Human Capital and Compensation Committee approved the goals for the 2024 incentive plans during its regularly scheduled meeting in the first quarter of 2024.  The payout amounts for each NEO for 2024 were reviewed and approved by the Human Capital and Compensation Committee and the Board during its regularly scheduled meeting in the first quarter of 2025, upon completion of the consolidated financial statements for the fiscal year ended December 31, 2024.  The “Summary Compensation Table” details amounts actually paid under the 2024 annual performance incentive plan in the “Non-Equity Incentive Plan Compensation” column, which were paid in the year following the plan year.  A detailed description of the annual performance incentive plan can be found in the “Incentive Compensation Plan” section of the “Compensation Discussion and Analysis” portion of this proxy statement.

(b)	The maximum aggregate amount of cash compensation that may be paid to any one participant in any year is $10,000,000 per participant.
(c)	The “All Other Stock Awards: Number of Shares of Stock or Units” column refers to restricted share awards granted to NEOs, which vest in one installment on February 1, 2025.
(d)

The “All Other Option Awards: Number of Securities Underlying Options” column refers to stock option awards granted to the NEOs, which become exercisable with respect to 25% of the covered shares one year from the date of grant; 50% exercisable two years from the date of grant; 75% exercisable three years from the date of grant, while the remainder become exercisable four years from the date of grant.

(e)	Mr. Johnson retired as Chief Executive Officer on January 31, 2024.

58 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

The following table identifies information concerning unexercised stock options, stock options that have not vested and stock awards that have not vested for each of the NEOs as of December 31, 2024:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards					Stock Awards
						Number		Market Value
						of Shares		of Shares
						or Units		or Units
	Number of Securities			Option		of Stock		of Stock
	Underlying Unexercised			Exercise	Option	That Have		That Have
	Options (#)			Price	Expiration	Not Vested		Not Vested
Name (j)	Exercisable	Unexercisable		($)	Date	(#)		($)
Greg Henslee	18,247	—		256.69	2/2/2027	—		—
	—	—		—	—	597	(a)	707,923	(a)
David O’Reilly	—	—		—	—	517	(b)	613,059	(b)
Brad Beckham	833	—		256.34	1/28/2026	—		—
	909	—		256.69	2/2/2027	—		—
	1,564	—		262.38	2/1/2028	—		—
	1,377	—		344.66	1/31/2029	—		—
	1,569	—		419.88	1/30/2030	—		—
	1,254	418	(c)	451.84	2/4/2031	—		—
	2,154	2,153	(d)	695.94	1/3/2032	—		—
	1,334	1,332	(e)	660.48	2/3/2032	—		—
	594	1,781	(f)	805.66	2/2/2033	—		—
	—	2,980	(g)	1,041.75	2/1/2034	—		—
Brent G. Kirby	10,725	—		290.51	7/18/2028	—		—
	1,106	—		344.66	1/31/2029	—		—
	1,036	—		419.88	1/30/2030	—		—
	1,254	418	(c)	451.84	2/4/2031	—		—
	2,154	2,153	(d)	695.94	1/3/2032	—		—
	1,334	1,332	(e)	660.48	2/3/2032	—		—
	594	1,781	(f)	805.66	2/2/2033	—		—
	—	2,146	(g)	1,041.75	2/1/2034	—		—
Jeremy Fletcher	253	—		272.21	3/11/2026	—		—
	826	—		256.69	2/2/2027	—		—
	812	—		262.38	2/1/2028	—		—
	666	—		344.66	1/31/2029	—		—
	659	—		419.88	1/30/2030	—		—
	482	160	(c)	451.84	2/4/2031	—		—
	234	233	(e)	660.48	2/3/2032	—		—
	2,170	2,170	(h)	610.07	5/9/2032	—		—
	238	712	(f)	805.66	2/2/2033	—		—
	—	1,550	(g)	1,041.75	2/1/2034	—		—
Scott R. Ross	626	1,875	(i)	930.14	10/30/2033	—		—
	—	685	(g)	1,041.75	2/1/2034	—		—

(a)

Represents restricted shares granted on February 3, 2022, and February 1, 2024.  The restricted shares granted on February 3, 2022, vest one remaining installment of 198 shares on February 3, 2025.  The restricted shares granted on February 1, 2024, vest in one installment of 399 shares on February 1, 2025.  Market value is calculated by multiplying the “Number of Shares or Units of Stock that Have Not Vested” by the closing price of our common stock of $1,185.80 as reported on the Nasdaq on December 31, 2024.

(b)

Represents restricted shares granted on February 3, 2022, and February 1, 2024.  The restricted shares granted on February 3, 2022, vest one remaining installment of 171 shares on February 3, 2025.  The restricted shares granted on February 1, 2024, vest in one installment of 346 shares on February 1, 2025.  Market value is calculated by multiplying the “Number of Shares or Units of Stock that Have Not Vested” by the closing price of our common stock of $1,185.80 as reported on the Nasdaq on December 31, 2024.

(c)	Represents stock options granted on February 4, 2021, which become exercisable in four equal installments on February 4, 2022, 2023, 2024, and 2025.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 59

COMPENSATION OF EXECUTIVE OFFICERS

(d)	Represents stock options granted on January 3, 2022, which become exercisable in four equal installments on January 3, 2023, 2024, 2025, and 2026.
(e)	Represents stock options granted on February 3, 2022, which become exercisable in four equal installments on February 3, 2023, 2024, 2025, and 2026.
(f)	Represents stock options granted on February 2, 2023, which become exercisable in four equal installments on February 2, 2024, 2025, 2026, and 2027.
(g)	Represents stock options granted on February 1, 2024, which become exercisable in four equal installments on February 1, 2025, 2026, 2027, and 2028.
(h)	Represents stock options granted on May 9, 2022, which become exercisable in four equal installments on May 9, 2023, 2024, 2025 and 2026.
(i)	Represents stock options granted on October 30, 2023, which become exercisable in four equal installments on October 30, 2024, 2025, 2026, and 2027.
(j)	Mr. Johnson retired as Chief Executive Officer on January 31, 2024, and is not included in the table because he had no outstanding equity awards as of December 31, 2024.

The following table summarizes stock option awards exercised and shares of restricted stock, which vested during the year ended December 31, 2024, and the aggregate dollar values realized upon such exercise or vesting for each of the NEOs:

OPTION EXERCISES AND STOCK VESTED
	Options Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting (a)	Vesting
Name	(#)	($)	(#)	($)
Greg Henslee	18,264	15,911,779	939	983,424
David O’Reilly	—	—	878	919,538
Gregory D. Johnson (b)	66,347	47,742,163	—	—
Brad Beckham	6,032	4,872,515	—	—
Brent G. Kirby	—	—	—	—
Jeremy Fletcher	5,000	4,088,850	—	—
Scott R. Ross	—	—	—	—
(a)	Reflects the vesting of restricted stock awards granted in 2021, 2022, and 2023.
(b)

Mr. Johnson retired as Chief Executive Officer on January 31, 2024, at which time, in accordance with the Company’s policy for retirement eligible Team Members, his outstanding unvested awards vested and the remaining term was set to one year.

The following table identifies information regarding the contributions by each NEO and the Company under the Deferred Compensation Plan for the year ended December 31, 2024, as well as information on aggregate earnings, withdrawals, and balances for each NEO:

NONQUALIFIED DEFERRED COMPENSATION
	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in Last	Withdrawals /	Balance at Last
	Last Fiscal Year (a)	Last Fiscal Year (b)	Fiscal Year (c)	Distributions	Fiscal Year End
Name	($)	($)	($)	($)	($)
Greg Henslee	80,850	15,009	750,260	—	7,767,318
David O’Reilly	21,015	7,684	694,860	—	3,490,164
Gregory D. Johnson (d)	—	39,466	498,200	—	6,040,937
Brad Beckham	738,685	21,115	307,947	—	3,019,291
Brent G. Kirby	110,598	11,804	70,122	—	786,400
Jeremy Fletcher	160,096	9,115	366,167	—	2,924,318
Scott R. Ross	—	—	—	—	—
(a)	All NEO contribution amounts have been included in the “Salary” column of the “Summary Compensation Table.”

60 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

(b)

This column includes the registrant contributions paid in 2024, which were earned by the NEOs for service in 2023.  All registrant contributions have been included in the “All Other Compensation” column of the “Summary Compensation Table.”  NEOs must be employed on December 31 to receive that year’s Company contribution, with the Company contribution funded annually during the first quarter of the year following the year in which the contribution was earned.  At the beginning of 2025, the Company contributed $14,180, $10,665, $18,785, $16,131 and $10,385 for Greg Henslee, David O’Reilly, Brad Beckham, Brent G. Kirby, and Jeremy Fletcher, respectively, for the fiscal year ended December 31, 2024; the Company did not make a contribution for Gregory D. Johnson or Scott R. Ross.

(c)

Amounts included in the “Aggregate Earnings in Last Fiscal Year” column are not reported as compensation in the “Summary Compensation Table” because the Company does not pay guaranteed, above-market, or preferential earnings on deferred compensation under the Deferred Compensation Plan.

(d)	Mr. Johnson retired as Chief Executive Officer on January 31, 2024.

CEO Pay Ratio

Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act (the “Rule”), presented below is the ratio of annual total compensation of the Company’s Chief Executive Officer, Brad Beckham, to the annual total compensation of the Company’s median employee (excluding the Chief Executive Officer).  The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).

To determine the median employee in 2024, the Company calculated the annual total cash compensation of each employee for the year ended December 31, 2024, which was also the measurement date.  Total cash compensation for this purpose included base salary, bonus, and commissions compiled from the Company’s payroll data.  For employees who were hired during the year, but did not work the full year, their compensation was annualized, but no cost-of-living adjustments were made.  Independent contractors or leased workers were not included in the employee population.

For 2024, the Company used a new median employee, identified as described above, for purposes of the ratio calculation, as it had used the same median employee for the previous three years.  The Company used the same measurement date of December 31, as it used the previous time it determined its median employee.  No cost-of-living adjustments were applied as part of the calculation.

Employees outside of the U.S. and Puerto Rico were excluded from the total employee population under the Rule’s allowed de minimis exemption, as these 3,527 employees employed in Mexico and Canada accounted for less than 5% of the Company’s total employee population of 93,175 as of December 31, 2024.  For 2024, the employee population for the ratio calculation consisted of 89,648 full-time, part-time, and seasonal workers who were employed in the United States as of December 31, 2024.

During the year ended December 31, 2024, Gregory D. Johnson served as the Company’s CEO until January 31, 2024.  Brad Beckham served as the Company’s CEO thereafter.  For purposes of calculating the annual total compensation for our CEO, we annualized the salary of Mr. Beckham for 2024 during which he served as CEO.  None of the other components of Mr. Beckham’s 2024 compensation changed in connection with his promotion to CEO and are therefore the same amounts as disclosed in the “Summary Compensation Table.”   Presented in the table below is Mr. Beckham’s annualized CEO total compensation for 2024, calculated as described above.

For the Year Ended
December 31, 2024
Annual total compensation, as determined under the Rule, for the Company’s Chief Executive Officer	$2,829,492
Annual total compensation, as determined under the Rule, for the Company’s median employee	$31,854
CEO-to-median employee pay ratio	89 to 1

See the “Summary Compensation Table” for further details concerning the Company’s Chief Executive Offer’s compensation.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 61

COMPENSATION OF EXECUTIVE OFFICERS

Pay versus Performance

Pursuant to Item 402(v) of Regulation S-K and Section 953(a) of the Dodd-Frank Act, presented below is information that shows the compensation paid to Company NEOs and financial performance of the Company.  The Company did not materially modify or reprice any outstanding equity awards in fiscal 2024.

					Average		Value of Initial Fixed $100
					Summary	Average	Investment Based On:
	Summary	Summary		Compensation	Compensation	Compensation		Peer Group
	Compensation	Compensation	Compensation	Actually Paid	Table Total	Actually Paid	Total	Total
	Table Total	Table Total	Actually Paid	to Former	for Non-PEO	to Non-PEO	Shareholder	Shareholder		Operating
	for PEO	for Former PEO (f)	to PEO(g)(h)	PEO(f)(g)(h)	NEOs	NEOs(i)(j)	Return	Return(k)	Net Income	Income(l)
Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
2024 (a)	2,811,063	416,092	4,585,714	(289,466)	1,495,092	2,230,744	271	210	2,386,680,000	3,251,157,000
2023 (b)	—	5,603,352	—	6,204,611	1,903,937	2,266,462	217	159	2,346,581,000	3,186,376,000
2022 (c)	—	5,477,351	—	8,519,969	2,201,556	3,340,752	193	112	2,172,650,000	2,954,491,000
2021 (d)	—	12,764,271	—	19,042,393	4,150,852	5,926,087	161	173	2,164,685,000	2,917,168,000
2020 (e)	—	8,990,958	—	9,135,920	3,266,357	3,273,105	103	145	1,752,302,000	2,419,336,000
(a)	For 2024, Brad Beckham was the PEO, Gregory D. Johnson was the Former PEO, and the non-PEOs included Greg Henslee, David O’Reilly, Brent Kirby, Jeremy Fletcher, and Scott R. Ross.
(b)	For 2023, Gregory D. Johnson was the PEO and the non-PEOs included Greg Henslee, David O’Reilly, Brad Beckham, Brent Kirby, Jeremy Fletcher, and Scott R. Ross.
(c)	For 2022, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Brad Beckham, Jeremy Fletcher, Brent G. Kirby, and Tom McFall.
(d)	For 2021, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Brad Beckham, Brent G. Kirby, Tom McFall, and Jeff M. Shaw.
(e)	For 2020, Gregory D. Johnson was the PEO and non-PEO NEOs included Greg Henslee, David O’Reilly, Tom McFall, and Jeff M. Shaw.
(f)

In November of 2023, in connection with Mr. Johnson’s planned retirement in January of 2024, his stock option award granted in February of 2023 was cancelled and substituted with a cash-based award with an equivalent grant-date fair value of the cancelled stock option award equal to $1,475,000, which is included in the “Bonus” column of the “Summary Compensation Table” for the year ended December 31, 2023.  Such cash-based award was earned by and paid to Mr. Johnson in early 2024, following his retirement, and such cancellation and substitution was recommended by the Human Capital and Compensation Committee and approved by the Board.  Therefore, Mr. Johnson is shown as having no equity-based compensation awarded in 2023.  Mr. Johnson retired as Chief Executive Officer on January 31, 2024, at which time, in accordance with the Company’s policy for retirement eligible Team Members, his outstanding unvested awards vested and the remaining term was set to one year.

(g)

The amounts in the following table represent each of the amounts deducted from and added to the equity award values, as presented in the “Summary Compensation Table,” for the PEO for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in the “Compensation Actually Paid to PEO” column of the “Pay Versus Performance” table.  There was no change in pension values for the years ended December 31, 2024, 2023, 2022, 2021, and 2020, as the Company did not offer a pension plan.  No awards were granted and vested in the same year or forfeited in 2024.

					Total	Total
	Grant Date	Year-End	Change in Fair Value	Change in Fair Value	Equity Value	Equity Value
	Fair Value of	Value of	as of Year-End	as of the Vesting Date	Reflected in	Reflected in
	Equity Awards	Equity Awards	of Any Prior Year	of Any Prior Year	Compensation	Compensation
	Granted During	Granted During	Awards that Remain	Awards that Vested	Actually Paid	Actually Paid
	Applicable Year(f)	Applicable Year(f)	Unvested as of Year-End	During Applicable Year (f)	to PEO	to Former PEO
Year	($)	($)	($)	($)	($)	($)
2024 PEO	(1,250,586)	1,473,508	1,353,677	198,052	1,774,651	—
2024 Former PEO	—	—	—	(705,558)	—	(705,558)
2023	—	—	1,054,053	(452,794)	—	601,259
2022	(1,425,055)	2,669,294	2,461,678	(663,299)	—	3,042,618
2021	(1,349,999)	3,186,484	4,659,462	(217,825)	—	6,278,122
2020	(1,249,949)	1,514,108	301,086	(420,283)	—	144,962

62 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

(h)	The table below identifies the weighted-average assumptions used in the Black-Scholes option pricing model for valuing option awards included in compensation actually paid to PEO:

			December 31,
	2024				2023		2022		2021		2020
	PEO		Former PEO (f)
Risk free interest rate	4.29%		3.97%		3.82%		3.09%		1.02%		0.65%
Expected life	7.3	Years	1.0	Years	7.2	Years	7.1	Years	7.0	Years	7.0	Years
Expected volatility	25.5%		27.2%		28.3%		29.6%		29.7%		29.3%
Expected dividend yield	—%		—%		—%		—%		—%		—%

(i)

The amounts in the following table represent each of the amounts deducted from and added to the equity award values, as presented in the “Summary Compensation Table,” for the non-PEO NEOs for the applicable year for purposes of computing the “compensation actually paid” amounts appearing in the “Average Compensation Actually Paid to non-PEO NEOs” column of the “Pay Versus Performance” table.  There was no change in pension values for the years ended December 31, 2024, 2023, 2022, 2021, and 2020, as the Company did not offer a pension plan.  No awards were granted and vested in the same year or forfeited in 2024.

	Grant Date	Year-End	Change in Fair Value	Change in Fair Value	Total
	Fair Value of	Value of	as of Year-End	as of the Vesting Date	Equity Value
	Equity Awards	Equity Awards	of Any Prior Year	of Any Prior Year	Reflected in
	Granted During	Granted During	Awards that Remain	Awards that Vested	Compensation
	Applicable Year	Applicable Year	Unvested as of Year-End	During Applicable Year	Actually Paid
Year	($)	($)	($)	($)	($)
2024	(522,926)	649,752	480,877	127,949	735,652
2023	(592,557)	727,429	259,860	(32,207)	362,525
2022	(989,596)	1,747,461	471,834	(90,504)	1,139,196
2021	(479,515)	1,039,838	1,217,694	(2,782)	1,775,235
2020	(578,083)	677,148	105,700	(198,017)	6,748

(j)	The table below identifies the weighted-average assumptions used in the Black-Scholes option pricing model for valuing option awards included in average compensation actually paid to non-PEO NEOs:

	December 31,
	2024		2023		2022		2021		2020
Risk free interest rate	3.95%		3.83%		3.12%		1.00%		0.69%
Expected life	6.6	Years	7.3	Years	7.2	Years	7.0	Years	6.9	Years
Expected volatility	23.3%		28.2%		29.5%		29.6%		29.2%
Expected dividend yield	—%		—%		—%		—%		—%

(k)

Peer Group is the Standard and Poor’s S&P 500 Retail Index used for purposes of Item 201(e) of Regulation S-K.  Please see Item 5 “Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” included on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for further discussion of its peer group.

(l)	We determined Operating Income to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs for fiscal 2024.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 63

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between “Compensation Actually Paid” to the PEO and Former PEO and the average “Compensation Actually Paid” to the non-PEO NEOs to the Company’s financial performance measures, Net Income, and Operating Income, for the five most recently completed fiscal years:

COMPENSATION ACTUALLY PAID VERSUS FINANCIAL PERFORMANCE MEASURES

$21,000
$17,000
$13,000
$9,000
$5,000
$1,000
Compenastion Actually Paid (Thousands)
$3,420
$2,850
$2,280
$1,710
$1,140
$570
$-
Net Income & Operating Income (Millions)
2020
2021
2022
2023
2024
Compensation Actually Paid to PEO
Compensation Actually Paid to Former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income
Operating Income

64 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between “Compensation Actually Paid” to the PEO and Former PEO and the average “Compensation Actually Paid” to the non-PEO NEOs to the Company’s total shareholder return, value of initial fixed $100 investment, for the five most recently completed fiscal years:

COMPENSATION ACTUALLY PAID VERSUS TOTAL SHAREHOLDER RETURN

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 65

COMPENSATION OF EXECUTIVE OFFICERS

Below shows the graphical description of the relationship between the Company’s total shareholder return and its peer group total shareholder return, value of initial fixed $100 investment, for the four most recently completed fiscal years:

TOTAL SHAREHOLDER RETURN

$275
$250
$225
$200
$175
$150
$125
$100
2019
2020
2021
2022
2023
2024
O'Reilly Total Shareholder Return
Peer Group Total Shareholder Return

Below, in an unranked order, are the most important financial performance measures used to link executive compensation actually paid to the Company’s NEOs, except Greg Henslee and David O’Reilly, to the Company’s performance for the year ended December 31, 2024, as further described in the “Compensation Discussion and Analysis” portion of this proxy statement.  Greg Henslee and David O’Reilly, in consultation with the Human Capital and Compensation Committee, are excluded from participation in the annual cash incentive compensation plan pursuant to their responsibilities of providing strategic direction and guidance to the Company and their limited role in the Company’s day-to-day operational activities and, therefore, excluded from these financial performance measures.

MOST IMPORTANT PERFORMANCE MEASURES
Comparable Store Sales
Operating Income
Return on Invested Capital
Free Cash Flow

66 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

Granting of Certain Equity Awards

During the year ended December 31, 2024, the Company awarded options to some of its NEOs in the period beginning four business days before furnishing its 2023 fourth quarter and full-year earnings in a current report on Form 8-K that disclosed material nonpublic information and ending one business day after furnishing said report.  The following table provides specific information concerning each such award for each of the applicable NEOs:

					Percentage Change in the Closing Market Price of the Securities
		Number of			Underlying the Award Between the Trading Day Ending
		Securities	Exercise	Grant Date	Immediately Prior to the Disclosure of Material Nonpublic
		Underlying	Price of the	Fair Value	Information and the Trading Day Beginning Immediately
	Grant	the Award	Award	of the Award	Following the Disclosure of Material Nonpublic Information
Name	Date	(#)	($/Sh)	($)	(%)
Brad Beckham	2/1/2024	2,980	1,041.75	1,250,586	(3.0)
Brent G. Kirby	2/1/2024	2,146	1,041.75	900,589	(3.0)
Jeremy Fletcher	2/1/2024	1,550	1,041.75	650,472	(3.0)
Scott R. Ross	2/1/2024	685	1,041.75	287,467	(3.0)

The Human Capital and Compensation Committee approved these annual equity award grants during its regularly scheduled meeting in the first quarter of 2024, consistent with its standard annual equity award approval process.  The Human Capital and Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information, nor is the timing of disclosures of material nonpublic information based on equity award grant dates.

Potential Payments on Termination or Change in Control

The Company has entered into change in control severance agreements (“the CIC Agreements”) with its NEOs, which become effective only upon a Change in Control (as defined in the CIC Agreements).  In addition, under the Company’s incentive plans there is acceleration of vesting with respect to stock options and restricted stock awards upon a Change in Control (as defined in the applicable incentive plan).

Pursuant to the terms of the CIC Agreements, if, within six months prior to or two years following a Change in Control, any of the NEOs’ employment is terminated by the Company without “Cause,” by reason of death or “Disability,” or by the NEO for “Good Reason” (each, as defined in the CIC Agreements), then, subject to the NEO’s execution of a release of claims and compliance with their CIC Agreement the NEO will be entitled to:

●	Continuation of salary for two years and a payment equal to two times the NEO’s target bonus.
●	Continuation of insurance coverage for two years.
●	Any unpaid bonus for the immediately preceding year and a pro rata target bonus for the year of termination.
●	An amount equal to all earned but unused paid time off.
●	Payment for outplacement services, up to $30,000 and not to exceed 24 months.
●	Immediate vesting for all equity-based awards and immediate exercisability for 12 months for all outstanding stock options.
●	All reasonable legal fees and expenses incurred in disputing the termination of the executive’s employment.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 67

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the amounts that active NEOs who have entered into CIC Agreements would have received if their employment had been terminated by the Company without Cause, by reason of death or Disability, or by the NEO for Good Reason immediately following a Change in Control on December 31, 2024.  The unvested stock option grants and unvested restricted share awards vest pursuant to the terms of the incentive plans upon a Change in Control irrespective of a termination of employment.  The below table does not include amounts related to the NEOs’ vested benefits under the Deferred Compensation Plan, pursuant to vested stock option grants or vested restricted share awards or other compensation, which are described in the tables above.

	Greg	David	Brad	Brent G.	Jeremy	Scott R.
	Henslee	O’Reilly	Beckham	Kirby	Fletcher	Ross
Annual salary for two years	$1,663,000	$1,441,000	$2,000,000	$1,800,000	$1,300,000	$1,150,000
Incentive compensation	—	—	2,000,000	1,800,000	1,040,000	920,000
Continuation of insurance coverage	52,192	2,079	61,279	83,194	61,306	54,583
Earned but not used paid time off	3,492	12,400	4,505	—	5,297	—
Unvested stock option grants	—	—	3,167,488	3,047,351	1,983,104	578,037
Unvested restricted share awards	707,923	613,059	—	—	—	—
Total (a)	$2,426,607	$2,068,538	$7,233,272	$6,730,545	$4,389,707	$2,702,620
(a)	Each NEO may also receive payment for outplacement service for up to $30,000.

Mr. Johnson was excluded from the table above, as he retired as Chief Executive Officer on January 31, 2024.  At retirement, Mr. Johnson’s outstanding unvested awards vested, in accordance with the Company’s policy for retirement eligible Team Members, and his earned unused paid time off was paid out, consistent with the Company’s policy for all eligible Team Members.  Mr. Johnson did not receive any other severance in connection with his retirement.

Director Compensation

Please see the “Compensation of Directors” section of this proxy statement for a discussion of the manner in which the Company’s directors are compensated.

Certain Relationships and Related Transactions

The Company leases certain land and buildings related to 68 of its O’Reilly Auto Parts stores under fifteen- and twenty-year operating lease agreements with entities in which David O’Reilly and Larry O’Reilly, or members of their families, are affiliated.  In addition, the Company leases certain land and buildings related to two of its O’Reilly Auto Parts stores under fifteen-year operating lease agreements with Greg Henslee.  Generally, these lease agreements provide for renewal options for an additional five years at the option of the Company and the lease agreements are periodically modified to further extend the lease term for specific stores under the agreements.  The total aggregate lease payments paid by the Company to the entities and individuals above was $4.8 million for the year ended December 31, 2024.  The Company believes that the terms and conditions of the transactions with affiliates described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated parties.

Approval or Ratification of Transactions with Related Persons

Pursuant to the terms of the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all proposed transactions between the Company, any of the Company’s Officers or Directors, or relatives or affiliates of any such Officers or Directors, to ensure that such related party transactions are on a similar economic basis as a like transaction that occurred at arm’s length with an independent third party and are in the Company’s overall best interest and in the best interest of the Company’s shareholders.  The quarterly Audit Committee meeting includes a standing agenda item for the review of such related party transactions.  The Audit Committee has not adopted any specific procedures for the conduct of the reviews, rather each transaction is considered in light of the individual facts and circumstances.  In the course of its review and approval of a transaction, the Audit Committee considers the following, among other factors it deems appropriate:

●	Whether the transaction is fair and reasonable to the Company.
●	The business reasons for the transaction.

68 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

COMPENSATION OF EXECUTIVE OFFICERS

●	Whether the transaction would impair the independence of one or more of the Company’s Officers or Directors.
●	Whether the transaction is material, taking into account the significance of the transaction.

During 2024, all related party transactions were reviewed in accordance with the above procedures.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 69

SHARE OWNERSHIP INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table summarizes information as of December 31, 2024, with respect to each person or other entity (other than management) known to the Company to be the beneficial owner of more than five percent (5%) of its outstanding shares of common stock.

		Amount and Nature of		Percent of
Class of Stock	Name and Address of Beneficial Owner	Beneficial Ownership		Class
Common Stock	The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	5,008,337	(1)	8.5%
Common Stock	BlackRock, Inc. 50 Hudson Yards New York, New York 10001	4,056,813	(2)	6.9%
(1)

As reflected on such beneficial owner’s Schedule 13G/A dated February 13, 2024, provided to the Company in accordance with the Exchange Act.  Of the 5,008,337 shares reported, The Vanguard Group claimed sole voting power over no shares, shared voting power over 78,865 shares, sole dispositive power over 4,752,986 shares, and shared dispositive power over 255,351 shares.

(2)

As reflected on such beneficial owner’s Schedule 13G/A dated January 26, 2024, provided to the Company in accordance with the Exchange Act.  Of the 4,056,813 shares reported, BlackRock, Inc. claimed sole voting power over 3,645,152 shares, shared voting power over no shares, sole dispositive power over 4,056,813 shares, and shared dispositive power over no shares.

SECURITY OWNERSHIP OF DIRECTORS & MANAGEMENT

The following table summarizes, as of March 6, 2025, the beneficial ownership of the Company’s outstanding shares of common stock for each current Director and Director nominee of the Board, each of the Company’s current Named Executive Officers, and all Directors and executive officers as a group.  Unless otherwise indicated, the Company believes that the beneficial owners set forth in the following table have sole voting and dispositive power.

	Direct	Indirect	Current Exercisable	Total	Percent of
Name	Ownership	Ownership	Options (a)	Ownership (a)	Class
Greg Henslee (b)	11,400	22,159	9,247	42,806	*
David O’Reilly (c)	36,998	181,636	—	218,634	*
Larry O’Reilly (d)	25,738	133,377	—	159,115	*
Thomas T. Hendrickson (e)	1,125	—	—	1,125	*
Kimberly A. deBeers	—	—	—	—	*
Gregory D. Johnson (e)	5,016	—	—	5,016	*
John R. Murphy (e)	1,123	—	—	1,123	*
Dana M. Perlman (e)(f)	957	100	—	1,057	*
Maria A. Sastre (e)	971	—	—	971	*
Andrea M. Weiss (e)	452	—	—	452	*
Fred Whitfield (e)	707	—	—	707	*
Brad Beckham (g)	763	1,085	14,255	16,103	*
Brent G. Kirby	63	—	21,494	21,557	*
Jeremy Fletcher (g)	2,372	212	7,242	9,826	*
Scott R. Ross (g)	29	104	797	930	*
All Directors and executive officers as a group (27 persons)	96,237	342,707	141,760	580,704	1.01%
*	denotes less than 1.0%

70 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

SHARE OWNERSHIP INFORMATION

(a)	With respect to each person, assumes the exercise of all stock options held by such person that were exercisable within 60 days of March 6, 2025.
(b)

The stated number of directly owned shares includes 325 restricted shares awarded under the Company’s long-term incentive compensation plans.  The stated number of indirectly owned shares includes 4,993 owned shares held in the O’Reilly Employee Savings Plan with Fidelity Investments (“Fidelity”) as trustee and 17,166 shares held in a Grantor Retained Annuity Trust (“GRAT”).

(c)

The stated number of directly owned shares includes 282 restricted shares awarded under the Company’s long-term incentive compensation plans.  The stated number of indirectly owned shares includes 9,635 shares owned by Mr. O’Reilly’s spouse, 171,984 shares controlled by Mr. O’Reilly as trustee of a trust for the benefit of his children, and 17 shares held in the O’Reilly Employee Savings Plan with Fidelity as trustee.

(d)

The stated number of indirectly owned shares includes 78,407 shares controlled by Mr. O’Reilly as trustee of a trust for the benefit of his children, 30,760 shares held in a GRAT, and 24,210 shares controlled by Mr. O’Reilly in a family registered partnership.

(e)	The stated number of directly owned shares includes 173 restricted shares awarded under the Company’s long-term incentive compensation plans.
(f)	The stated number of indirectly owned shares are controlled by Ms. Perlman as trustee of a trust for the benefit of her child.
(g)	The stated number of indirectly owned shares are held in the O’Reilly Employee Savings Plan with Fidelity as trustee.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 71

SHARE OWNERSHIP INFORMATION

Officer and Director Stock Ownership Guidelines

The Board has adopted stock ownership requirements for the Company’s Directors, executive officers and executive and senior vice presidents to align their interests with those of the Company’s shareholders.  In February of 2023, the Board revised the stock ownership requirements for the affiliated Director(s), president(s), and co-presidents to further align the Company’s Board and management interests with those of the Company’s shareholders.  The Human Capital and Compensation Committee reviews the stock ownership guidelines and requirements and reviews progress toward meeting ownership requirements quarterly and has discretion to waive these guidelines; however, it has never done so.  As of December 31, 2024, all Directors and executive officers were in compliance with our stock ownership guidelines:

REQUIREMENT	DESCRIPTION
Minimum Ownership Requirement
●
Independent Director:  5x annual cash retainer
●
Affiliated Director:  5x base salary
●
Chief Executive Officer:  5x base salary
●
President / Co-President:  4x base salary
●
Executive Vice President:  3x base salary
●
Senior Vice President:  2x base salary

Eligible Equity
●
All eligible equity is valued at the closing price of our common stock as of the end of the fiscal year.
●
Eligible equity includes shares that are reportable as beneficially owned, whether direct or indirect.
●
No portion of unvested awards, including unvested option grants, are included for purposes of determining compliance with these guidelines.

Transition Period
●
Independent Directors:  Within five years of the date they join the Board or of a change in the minimum requirement
●
Affiliated Directors and Executives:  Within five years of first assuming their respective position or of a change in the minimum requirement

Holding Requirements
●
Individuals who do not comply with the required level of ownership within the specified time period will be required to hold 50% of net after-tax shares issued upon the exercise of any of their stock options and will not be allowed to sell any other shares of the Company that they may own until compliance is achieved.
●
The stock ownership requirement does not apply after an executive reaches age 62, in order to facilitate appropriate financial planning as potential retirement approaches.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Such individuals are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  To the Company’s knowledge, based solely on its review of the copies of such forms furnished to it and written representations with respect to the timely filing of all reports required to be filed, it believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions for the year ended December 31, 2024, except for a late Form 4 and Form 5 filing both dated September 10, 2024, both made on behalf of Larry O’Reilly with each reporting a transaction made on March 14, 2024 and November 28, 2023, respectively.

72 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

SHARE OWNERSHIP INFORMATION

EQUITY COMPENSATION PLANS

The following table sets forth shares authorized for issuance under the Company’s equity compensation plans as of December 31, 2024 (in thousands, except weighted-average exercise price):

	(A)	(B)	(C)
Number of securities remaining
	Number of securities to be	Weighted-average	available for future issuance
	issued upon exercise of	exercise price of	under equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected in
Plan Category	warrants and rights	warrants and rights (a)	column (A)).
Equity compensation plans approved by shareholders	628	$548.91	5,402
Equity compensation plans not approved by shareholders	—	—	—
Total	628	$548.91	5,402
(a)	Includes weighted average exercise price of outstanding stock options.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 73

GENERAL INFORMATION

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters described in the accompanying notice of meeting.

When and where will the 2025 Annual Meeting be held?

The Annual Meeting will be held in a virtual only format via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025 on Thursday, May 15, 2025, at 9:00 a.m. Central Time.  To access the virtual Annual Meeting, you must enter the 16-digit control number found on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.  If you do not have a control number, you may access the Annual Meeting as a guest.  Online access to the live audio webcast of the Annual Meeting will open 15 minutes prior to the start of the Annual Meeting.  We encourage you to access the meeting in advance of the designated start time.

What is a “shareholder of record”?

A shareholder of record is a shareholder whose ownership of the Company’s common stock is reflected directly on the books and records of the transfer agent, Computershare Trust Company, N.A. (“Computershare”).

What is the record date for the Annual Meeting?

The record date is March 6, 2025.  Shareholders of record at the close of business on March 6, 2025, will be entitled to vote at the Annual Meeting.  Each share of common stock will have one vote on each matter to be voted upon.

Which O’Reilly shares are included in the proxy card I received?

The proxy card you received covers the number of common shares to be voted in your account as of the record date.

What is the difference between holding shares as a registered shareholder and as a beneficial owner?

A registered shareholder owns shares that are registered directly in their name with the Company’s transfer agent, Computershare.  A beneficial owner owns shares held in a stock brokerage account or by a bank.  If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.”  If you are a beneficial owner but not a shareholder of record, you should follow the instructions provided by your broker, bank, or other record holder to direct your broker, bank, or other holder on how to vote your shares.

Why would I receive more than one proxy card?

You may receive more than one proxy card if you owned shares in more than one account.  You should vote the shares on each of your proxy cards.

What matters will be voted on at the Annual Meeting?

At the Annual Meeting, shareholders will be asked to vote on four proposals that were solicited by the Board (Proposals 1 through 4), as well as a shareholder proposal (Proposal 5), if properly presented at the Annual Meeting:

1)	To elect as Directors the nine nominees named in this proxy statement.
2)	To conduct an advisory (non-binding) vote to approve executive compensation.
3)	To consider and act upon a proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock for the primary purpose of effecting a 15-for-1 stock split.

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GENERAL INFORMATION

4)	To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2025.
5)	A shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay,” if properly presented.

How do I vote my shares?

You may vote your share by proxy or during the meeting:

1)

Via Mail:  You may vote by properly completing and signing the enclosed proxy card and returning the card in the enclosed, postage-paid envelope.  Please specify your choices on the proxy card by marking the appropriate boxes.  Shares will be voted in accordance with your written instructions; however, it is not necessary to mark any boxes if you wish to vote in accordance with the Board’s recommendations, outlined further below.  Mark, sign, and date your proxy card and return it in the postage-paid envelope provided or send it to O’Reilly Automotive, Inc. Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

2)

Via the Internet:  You may vote on the Internet by visiting www.proxyvote.com.  Have your proxy card in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

3)	Via Telephone: Using any touch-tone telephone, you may vote your shares by dialing toll-free: 1-800-690-6903. Have your proxy card in hand when calling and follow the instructions.
4)

During the Meeting:  You may vote at the Annual Meeting using the 16-digit control number included on your proxy card, voting instruction form or Important Notice Regarding the Availability of Proxy Materials.

If you choose to vote on the Internet or by telephone, please note voting will close at 11:59 p.m. Eastern Time, on Wednesday, May 14, 2025.  The Board encourages you to vote your shares promptly.

May I change my vote after I submit my proxy?

You may change your vote after submitting a proxy card.  If, after sending in your proxy, you desire to revoke your proxy for any reason, you may do so by notifying the Secretary of the Company in writing at the principal executive office at any time prior to the voting of the proxy.  The Company’s principal executive office is located at 455 South Patterson Avenue, Springfield, Missouri 65802, the mailing address for which is O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.

Are my votes confidential?

All shareholder meeting proxies and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements.  Representatives of Broadridge Financial Solutions (“Broadridge”) will act as the inspector of election and will count the votes.

How will my vote be counted?

All votes will be tabulated by Broadridge.  All properly executed proxies received by the Board pursuant to this solicitation will be voted in accordance with the shareholder’s directions specified in the proxy card.  If no such directions have been specified by marking the appropriate squares in the signed and returned proxy card, the shares will be voted by the persons named in the enclosed proxy card as follows:

1)	FOR the election as Directors the nine nominees named in this proxy statement.
2)	FOR the approval, by an advisory (non-binding) vote, of the 2024 compensation of the Company’s Named Executive Officers.
3)	FOR the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock for the primary purpose of effecting a 15-for-1 stock split.
4)	FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2025.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 75

GENERAL INFORMATION

5)	AGAINST the shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay,” if properly presented.

The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein.  The Company’s shareholders have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

No nominee has indicated that he or she would be unable or unwilling to serve as a Director, if elected.  However, should any nominee become unable or unwilling to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other persons in their stead as may be designated by the Board.  The Board is not aware of any reason that might cause any nominee to be unavailable to serve as a Director.

How does the Board recommend I vote?

●	The Board recommends a vote “FOR” each of the nominees for Director named in this proxy statement.
●	The Board recommends a vote “FOR” the approval, by an advisory (non-binding) vote, of the 2024 compensation of the Company’s Named Executive Officers.
●	The Board recommends a vote “FOR” the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock for the primary purpose of effecting a 15-for-1 stock split.
●	The Board recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2025.
●	The Board recommends a vote “AGAINST” the shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay,” if properly presented.

What constitutes a quorum?

On March 6, 2025, there were 57,240,513 shares of common stock outstanding, which constitutes all of the outstanding shares of the Company’s voting capital stock.  A majority of the outstanding shares entitled to vote at the Annual Meeting, represented virtually or by proxy, will constitute a quorum at the meeting.

76 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

GENERAL INFORMATION

What are the standards for determining whether an item has been approved?

	Quorum		Effect of	Effect of Broker Non-
Item of Business	Required	Voting Approval Standard	Abstention (1)	Votes (2)
Proposal 1: Election of Directors (3)	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
Proposal 2: Advisory vote to approve Executive Compensation	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
Proposal 3: Amend the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock	Yes	Affirmative vote of majority of shares outstanding and entitled to vote	Vote against	Not applicable (5)
Proposal 4: Ratification of Selection of Independent Auditors	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Not applicable (5)
Proposal 5: Shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay”	Yes	Affirmative vote of majority of shares present and entitled to vote (4)	Vote against	Counted for quorum purposes; no effect on voting
(1)	Proxies marked “ABSTAIN” will be deemed to be represented at the Annual Meeting and considered in determining whether the requisite number of affirmative votes are cast on such matter.
(2)

A broker non-vote occurs when a broker has not received voting instructions from the beneficial owner of shares, and the broker does not have, or declines to exercise, discretionary authority to vote those shares.

(3)	Cumulative voting is not allowed for Election of Directors.
(4)	“Shares present and entitled to vote” includes shares represented virtually or by proxy at the Annual Meeting.
(5)

Proposals 3 and 4 are considered “routine” matters and therefore brokers generally may vote on these matters in their discretion on behalf of beneficial owners who have not furnished voting instructions.

Broker non-votes occur when shares held by a brokerage firm are not voted with respect to a proposal because the firm has not received voting instructions from the beneficial owner of the shares, and the firm does not have the authority to vote the shares in its discretion.

How can I get electronic access to the Notice, proxy statement and Annual Report?

The Notice, proxy statement, and Annual Report are available at www.proxyvote.com.  The required control number can be found on your proxy card.  These materials are also available on our website at www.OReillyAuto.com, under the “Investor Relations” caption and then “Financials” caption.

Where may I find the voting results of the Annual Meeting?

The Board plans to announce the preliminary voting results at the Annual Meeting.  The Company plans to publish the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting, if final voting results are available at that time.  If the final voting results are not available within that time, the Company will report preliminary results in a Current Report on Form 8-K within four business days following the Annual Meeting and will report final voting results in an amended Current Report on Form 8-K when available.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 77

GENERAL INFORMATION

Will a proxy solicitor be used?

No, the Company has not engaged a third party to assist in the solicitation of proxies for the Annual Meeting.

What are the deadlines for consideration of shareholder proposals or director nominations for the 2026 Annual Meeting of Shareholders?

Shareholder proposals intended to be presented at the 2026 Annual Meeting of Shareholders and included in the Company’s proxy materials relating to that meeting pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company’s principal executive offices by December 1, 2025.  The Company’s Amended and Restated Bylaws (the “Bylaws”) require that shareholder proposals made outside of Rule 14a-8 be submitted not later than February 14, 2026, and not earlier than January 15, 2026.

In addition to satisfying the deadlines in our Bylaws, any shareholder who intends to solicit proxies in support of director nominees other than our own must comply with the additional requirements of Rule 14a-19(b).  To the extent any information is required by Rule 14a-19(b) that is not required under our Bylaws, it must be received by March 16, 2026.

What are the deadlines for submitting director nominations for inclusion in the Company’s proxy materials?

Under the Bylaws, a shareholder (or a group of up to 20 shareholders) owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years may nominate and include in the Company’s proxy materials candidates for up to 20% of the Board (rounded down, but not less than two).  Nominations must comply with the requirements and conditions of the Bylaws, including the delivery of proper notice to the Secretary of the Company at the Company’s mailing address, 233 South Patterson Avenue, Springfield, Missouri 65802, not later than December 1, 2025, and not earlier than November 1, 2025.

78 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

GENERAL INFORMATION

ANNUAL REPORT

The Annual Report of the Company for the year ended December 31, 2024, containing, among other things, audited consolidated financial statements of the Company, accompanies this proxy statement.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth in this proxy statement.  If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment as to the best interests of the Company.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form.  In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, fax, or personal interview and may request brokerage houses and custodians, nominees, and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

Shareholders are urged to mark, sign, date, and send in their proxies without delay or vote via telephone or Internet using the instructions on the proxy card.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with the Company’s Board, specific individual Directors or the independent Directors as a group, may do so by directing a written request addressed to such Director(s) in care of the Corporate Secretary at 233 South Patterson Avenue, Springfield, Missouri, 65802 or via e-mail through its website at www.OReillyAuto.com.  Such communication will be directed to the intended Director, group of Directors, or the entire Board, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or Annual Report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies.  The Company will deliver promptly upon oral or written request a separate copy of the proxy statement or Annual Report, as applicable, to any shareholder at your address.  If you wish to receive a separate copy of the proxy statement or Annual Report, you may call the Secretary of the Company at (417) 874-7280, or send a written request to O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.  Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or Annual Report may request delivery of a single copy, also by calling the Secretary of the Company at the number or writing to the Company at the address listed above.

ADDITIONAL INFORMATION

Additional information regarding the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed by the Company with the SEC.

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (as filed with the SEC), including financial statements and financial statement schedules (excluding most exhibits), is available to shareholders without charge, upon written request to O’Reilly Automotive, Inc., 233 South Patterson Avenue, Springfield, Missouri 65802, Attention: Secretary.

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | 79

Annex A

THIRD AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

O’REILLY AUTOMOTIVE, INC.

Pursuant to the provisions of The General and Business Corporation Law of Missouri (the “MGBCL”), Tamara F. Conn, hereby executes the following Amended and Restated Articles of Incorporation of said corporation. The name and physical business address of the incorporator at the time of incorporation was Jeffrey L. Groves, 233 South Patterson, Springfield, Missouri, 65802.

ARTICLE I

The name of this corporation is “O’Reilly Automotive, Inc.”

ARTICLE II

The address of the corporation’s registered office in the State of Missouri is 120 South Central Avenue, Clayton, Missouri, 63105 and the name of its registered agent is CT Corporation System.

ARTICLE III

(a)The aggregate number, class and par value of shares which the corporation shall have the authority to issue shall be one billion two hundred fifty-five million (1,255,000,000) shares, which shall include one billion two hundred fifty million (1,250,000,000) shares of common stock, par value $0.01 per share, and five million (5,000,000) shares of preferred stock, par value $0.01 per share.

(b)The voting power of the corporation shall be vested in the holders of the common stock, who shall be entitled to one vote per share of common stock on all matters to be voted on by the shareholders, except to the extent voting rights are determined for holders of preferred stock by the Board of Directors in accordance with part (d) of this Article III.

(c)The Board of Directors may cause shares of preferred stock to issued from time to time, in one or more series and for such consideration (not less than the par value of such shares to be so issued) as the Board of Directors may determine from time to time.

(d)The Board of Directors shall determine the relative rights, preferences, and limitations of each series of preferred stock established pursuant to part (c) of this Article III, including, but not limited to, the following:

(i)the number of shares constituting that series and its distinctive designation;

(ii)the dividend rate whether dividends shall be cumulative, and, if so, from which date or dates and the relative rights of priority, if any, of the payment of dividends on shares of that series;

(iii)whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

A-1 | O’REILLY AUTOMOTIVE, INC.	2025 PROXY STATEMENT

(iv)whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion privileges, including the designation of the securities into which such series may be converted, the conversion rate, and provisions for adjustment of the conversion rate upon the occurrence of such events as the Board of Directors shall determine;

(v)whether or not the shares of the series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)whether the corporation shall establish a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund; and

(vii)the rights of the shares of that series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series.

(e)No holder of any share of stock or other security of the corporation, either now or hereafter authorized or issued, shall have any preferential or preemptive right to acquire additional shares of stock or any other security of the corporation other than such, if any, as the Board of Directors may in its discretion from time to time determine pursuant to the authority conferred by these Articles of Incorporation of the corporation.

(f) There shall be no right to cumulative voting in the election of directors.

ARTICLE IV

The number of directors of the corporation shall be that number that is fixed by, or in the manner provided in, the Bylaws of the corporation; provided, however, that the number of directors of the corporation shall not be less than three. Directors need not be shareholders of the corporation.

All directors shall be elected for a term expiring at the next succeeding annual meeting of shareholders and the election or qualification of their respective successors, if any.

As used in these Articles of Incorporation, the term “entire Board of Directors” means the directors comprising all the classes into which the Board of Directors has been divided, if any. Subject to the rights, if any, of the holders of any class of capital stock of the corporation other than common stock then outstanding, any vacancies in the Board of Directors that occur for any reason prior to the expiration of the term of office of a director, including vacancies that occur by reason of an increase in the number of directors, shall be filled only by the Board of Directors of the corporation, acting by the affirmative vote of a majority of the remaining directors then in office (even if less than a quorum).

ARTICLE V

The corporation shall continue in perpetual existence or until dissolved and liquidated according to law.

ARTICLE VI

The corporation is formed for the following purposes and shall have the following powers:

(a)to distribute and sell automotive aftermarket parts, products, tools, supplies, equipment, and accessories (collectively, “Automotive Products”) to all segments of the marketplace, including, without limitation, mechanics, automobile repair shops, automobile dealers, fleet owners, mass and general merchandisers, retail and all other consumers of Automotive Products, and in furtherance thereof, to operate retail stores selling Automotive Products to the public, and to do all things necessary or desirable in furtherance of the foregoing activities; and

(b)to do all other things permitted of corporations pursuant to the provisions of The General and Business Corporation Law of Missouri, as amended from time to time.

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ARTICLE VII

A special meeting of the shareholders may be called only by: (i) the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the entire Board of Directors; (ii) the Chief Executive Officer of the corporation; (iii) the Chief Operating Officer of the corporation; or (iv) as and to the extent required by the Bylaws of this corporation, by the Secretary of this corporation upon the written request of the holders of record of at least fifteen percent (15%) of the voting power of all outstanding shares of common stock of the corporation entitled to vote at such meeting, such voting power to be calculated and determined in the manner specified, and with any limitations as may be set forth, in this corporation’s Bylaws. At such special meeting of shareholders, only such business shall be conducted, and only such proposals shall be acted upon, as were specified in the notice thereof.

ARTICLE VIII

The provisions of Section 351.407 or any other section of The General and Business Corporation Law of Missouri limiting the voting rights of control shares of public corporations that are acquired in a control share acquisition shall not apply to control share acquisitions of shares of the corporation.

ARTICLE IX

(a)The corporation may indemnify any person (other than a party plaintiff suing on his own behalf or in the right of the corporation) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful. Indemnification under this part (a) of Article IX shall be mandatory with respect to any action taken by a person in such person’s capacity as a director of this corporation that would otherwise be indemnifiable under this part (a) at the discretion of this corporation.

(b)The corporation may indemnify any person (other than a party plaintiff suing on such person’s own behalf or in right of the corporation) who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including attorneys’ fees, and amounts paid in settlement actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper. The indemnification permitted under this part (b) of Article IX shall be mandatory with respect to any action taken by a person in such person’s capacity as a director of this corporation that would otherwise be indemnifiable under this part (b) at the discretion of the corporation.

(c)To the extent that an officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in parts (a) and (b) of this Article IX, or in defense of any claim, issue or

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | A-3

matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the action, suit, or proceeding.

(d)Subject to any applicable court order, any indemnification of a director required under part (a) or part (b) of this Article IX shall be made by the corporation unless a determination is made reasonably and promptly that indemnification of said director is not proper under the circumstances because he or she has not met the applicable standard of conduct set forth in or established pursuant to this Article IX. Subject to any applicable court order, any indemnification of an officer, employee, or agent of the corporation authorized under part (a) or part (b) of this Article IX shall be made by the corporation only as authorized in a specific case upon a determination that indemnification is proper in the circumstances because such person has met the applicable standard of conduct set forth in or established pursuant to this Article IX. Any such determination with respect to indemnification of a director, officer, employee, or agent shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by majority vote of the shareholders; provided that no such determination shall preclude an action brought in an appropriate court to challenge such determination.

(e)Expenses incurred by a person who is or was a director of the corporation in defending a civil, criminal, administrative, or investigative action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of an action, suit, or proceeding, and expenses incurred by a person who is or was an officer, employee, or agent of the corporation in defending a civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by or at the direction of the Board of Directors, in either case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in or pursuant to this Article.

(f)The indemnification provided by this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled, whether under any statute, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

(g)Without limiting the other provisions of this Article IX, the corporation is authorized from time to time, without further action by the shareholders of the corporation, to enter into agreements with any director, officer, employee or agent of the corporation providing such rights of indemnification as the corporation may deem appropriate, up to the maximum extent permitted by law. Any agreement entered into by the corporation with a director may be authorized by the other directors, and such authorization shall not be invalid on the basis that different or similar agreements may have been or may thereafter be entered into with other directors.

(h)Except as may otherwise be permitted by law, no person shall be indemnified pursuant to this Article IX (including, without limitation, pursuant to any agreement entered into pursuant to part (g) of this Article IX) from or on account of such person’s conduct which is finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct. The corporation may (but need not) adopt a more restrictive standard of conduct with respect to the indemnification of any employee or agent of the corporation.

(i)The corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who is or was otherwise serving on behalf or at the request of the corporation as a director, officer, employee, member or agent of another corporation, partnership, joint venture, trust, trade or industry association, or other enterprise (whether incorporated or unincorporated, for-profit or not-for-profit), against any claim, liability or expense asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article IX.

(j)For the purposes of this Article IX:

(i)Any director of the corporation who shall serve as a director, officer, or employee of any other corporation, partnership, joint venture, trust, or other enterprise of which the corporation, directly or indirectly, is or was the

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owner of 20% or more of either the outstanding equity interests or the outstanding voting stock (or comparable interests), shall be deemed to be so serving at the request of the corporation, unless the Board of Directors of the corporation shall determine otherwise. In all other instances where any person shall serve as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise of which the corporation is or was a shareholder or creditor, or in which it is or was otherwise interested, if it is not otherwise established that such person is or was serving as a director, officer, employee, or agent at the request of the corporation, the Board of Directors of the corporation may determine whether such service is or was at the request of the corporation, and it shall not be necessary to show any actual or prior request for such service.

(ii)References to a corporation include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would if he or she had served the resulting or surviving corporation in the same capacity.

(iii)The term “other enterprise” shall include, without limitation, employee benefit plans and voting or taking action with respect to stock or other assets therein; the term “serving at the request of the corporation” shall include, without limitation, any service as a director, officer, employee, or agent of the corporation which imposes duties on or involves services by , a director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have satisfied any standard of care required by or pursuant to this Article IX in connection with such plan; and the term “fines” shall include, without limitation, any excise taxes assessed on a person with respect to an employee benefit plan and shall also include any damages (including treble damages) and any other civil penalties.

(k)Any indemnification rights provided pursuant to this Article IX shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person. Notwithstanding any other provision in these Articles of Incorporation, any indemnification rights arising under or granted pursuant to this Article IX shall survive the amendment or repeal of this Article IX with respect to any acts or omissions occurring prior to the effective time of such amendment or repeal and persons to whom such indemnification rights are given shall be entitled to rely upon such indemnification rights with respect to such acts or omissions as a binding contract with the corporation.

(l)It is the intention of the corporation to limit the liability of the directors of the corporation, in their capacity as such, whether to the corporation, its shareholders or otherwise, to the fullest extent permitted by law. Consequently, should The General and Business Corporation Law of Missouri or any other applicable law be amended or adopted hereafter so as to permit the elimination or limitation of such liability, the liability of the directors of the corporation shall be so eliminated or limited to the greatest possible extent without the need for amendment of this Article IX or further action on the part of the Board of Directors or shareholders of the corporation.

ARTICLE X

The Board of Directors shall have power to adopt, repeal, or amend the By-laws of this corporation and to adopt new or additional By-laws, subject however, to the paramount right of the holders or common stock to limit or divest such power of the Board of Directors, to such extent and for such periods as the holders of common stock at any regular or special meeting shall determine.

ARTICLE XI

No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty by such director as a director; provided, however, that this Article XI shall not eliminate or limit the liability of a director to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in subjective good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 351.345 of the General Corporation Law of Missouri, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article XI shall apply to or have any

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | A-5

effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director prior to such amendment or repeal.

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IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on behalf of the Corporation this ___ day of ________________, 2025.

O’REILLY AUTOMOTIVE, INC.

By:
Tamara F. Conn
General Counsel & Senior Vice President of
 Legal Services

2025 PROXY STATEMENT	O’REILLY AUTOMOTIVE, INC. | A-7

O’REILLY AUTOMOTIVE, INC.

You are cordially invited to attend the Annual Meeting of Shareholders of O’Reilly Automotive, Inc., to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/ORLY2025 on Thursday, May 15, 2025, at 9:00 a.m. Central Time.  You must enter the 16-digit control number found on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials to access the virtual meeting.  If you do not have a control number, you may access the meeting as a guest.

2024 HIGHLIGHTS

●	32nd consecutive year of positive comparable store sales increases.
●	Comparable store sales increase of 2.9%.
●	6% increase in sales to $16.71 billion.
●	Gross profit of 51.2% of sales.
●	Net income increased to $2.39 billion.
●	Diluted EPS increased 6% to $40.66.
●	Total store count increased to 6,378 stores in 48 U.S. states, Puerto Rico, Mexico, and Canada.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PROXY

O’REILLY AUTOMOTIVE, INC.

Annual Meeting of Shareholders

Thursday, May 15, 2025

(THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

The undersigned hereby appoints Greg Henslee and David O’Reilly, and any of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote as the undersigned designates, all shares of Common Stock of O’Reilly Automotive, Inc., a Missouri corporation, held by the undersigned on March 6, 2025, at the Annual Meeting of Shareholders to be held on May 15, 2025, at 9:00 a.m. Central Time, or at any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, AND 4, AND “AGAINST” PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side.

VOTE BY INTERNET

Before the Annual Meeting – Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time, May 14, 2025.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and create an electronic voting instruction form.

During the Annual Meeting – Go to www.virtualshareholdermeeting.com/ORLY2025

You may attend the meeting via the Internet and vote during the meeting.  Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time, May 14, 2025.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return in the postage-paid envelope we have provided or return to O’Reilly Automotive, Inc. Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by O’Reilly Automotive, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

233 SOUTH PATTERSON AVENUE P.O. BOX 1156 SPRINGFIELD, MO 65801

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

O’REILLY AUTOMOTIVE, INC.

The Board of Directors recommends you vote FOR each of the Director Nominees listed in Proposal 1, FOR Proposals 2 through 4, and AGAINST Proposal 5 (as described in the accompanying Proxy Statement):

1	Election of Director Nominees:		For	Against	Abstain
	1a.	Greg Henslee	☐	☐	☐
	1b.	David O’Reilly	☐	☐	☐
	1c.	Thomas T. Hendrickson	☐	☐	☐
	1d.	Kimberly A. deBeers	☐	☐	☐
	1e.	Gregory D. Johnson	☐	☐	☐
	1f.	John R. Murphy	☐	☐	☐
	1g.	Dana M. Perlman	☐	☐	☐
	1h.	Maria A. Sastre	☐	☐	☐
	1i.	Fred Whitfield	☐	☐	☐

2	Advisory vote to approve executive compensation.		☐	☐	☐

3	Amend the Articles of Incorporation to increase the number of authorized shares of common stock.		☐	☐	☐

4	Ratification of appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2025.		☐	☐	☐

5	Shareholder proposal entitled “Support Improved Clawback Policy for Unearned Executive Pay.”		☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date